UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.           )

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☐ Definitive Proxy Statement

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BROADWIND ENERGY, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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3240 South Central Avenue

Cicero, IL 60804

Telephone: 708-780-4800

Dear Fellow Stockholder:

You are cordially invited to attend Broadwind’s Annual Meeting of Stockholders to be held on April 23, 2019, beginning at 8:00 a.m. local time, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804.

You are being asked to: (i) elect six (6) directors to hold office for a term of one year or until their successors are duly elected and qualified, (ii) cast a non-binding advisory vote to approve the compensation of our named executive officers (“Say-on-Pay” vote), (iii) ratify the second amendment of our Section 382 Rights Agreement designed to preserve Broadwind's substantial amount of net operating loss carry forwards and other tax benefits (the “Rights Plan”), to extend the Rights Plan for another three-year term and adjust the purchase price related to the exercise of the rights thereunder, (iv) approve the adoption of the Amended and Restated Broadwind Energy, Inc. 2015 Equity Incentive Plan, and (v) ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2019.

Our Board of Directors urges you to read the accompanying Proxy Statement and recommends that you vote FOR all of the proposed nominees for election to the Board, FOR the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers as described in the Proxy Statement, FOR the ratification of the amendment of the Rights Plan, FOR the approval of the adoption of the Amended and Restated Broadwind Energy, Inc. 2015 Equity Incentive Plan, and FOR the ratification of the appointment of RSM US LLP as our independent registered public accounting firm for 2019.

We are again delivering our Proxy Statement and Annual Report under the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders over the Internet. We will mail to our stockholders on or about March 11, 2019, a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials. The Notice and the Proxy Statement include instructions on how you can receive a paper copy of the proxy materials.

We appreciate and encourage stockholder participation in Broadwind’s affairs. Whether or not you plan to attend the Annual Meeting of Stockholders, it is important that your shares be represented. You may vote your shares by telephone or over the Internet. If you received a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained on the Notice or proxy card.

Thank you for your cooperation.

Very truly yours,

Stephanie K. Kushner President and Chief Executive Officer

Cicero, Illinois

March 11, 2019

BROADWIND ENERGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON APRIL 23,  2019

Notice is hereby given to the holders of the shares of common stock of Broadwind Energy, Inc., a Delaware corporation, that the Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 8:00 a.m. local time on Tuesday, April 23, 2019, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, to consider and act upon the following matters:

1.To elect the six (6) director nominees named in the attached Proxy Statement to serve on our Board of Directors for a term of one (1) year or until their successors are duly elected and qualified.

2.To cast a non-binding advisory vote to approve the compensation of our named executive officers (“Say-on-Pay” vote).

3.To ratify the second amendment of our Section 382 Rights Agreement designed to preserve Broadwind's substantial amount of net operating loss carry forwards and other tax benefits (the “Rights Plan”), to extend the Rights Plan for another three-year term and to adjust the purchase price related to the exercise of the rights thereunder.

4.To approve the adoption of the Amended and Restated Broadwind Energy, Inc. 2015 Equity Incentive Plan.

5.To ratify the appointment of RSM US LLP as our independent registered public accounting firm for 2019.

6.To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Only stockholders of record at the close of business on February 28, 2019 are entitled to notice of the Annual Meeting and to vote at the Annual Meeting or any adjournment or postponement thereof. We are again using the “Notice and Access” (Notice of Internet Availability) method of providing proxy materials to our stockholders via the Internet. We believe that this process should provide you with a convenient and quick way to access your proxy materials and vote your shares, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about March 11, 2019, we will mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our Proxy Statement and Annual Report and vote electronically on the Internet or by telephone. The Notice also contains instructions on how to receive a paper copy of the proxy materials.

We ask that you review the Proxy Statement carefully and return your proxy promptly. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by telephone or over the Internet, as described in the enclosed materials and the Notice. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the envelope provided.

BY ORDER OF THE BOARD OF DIRECTORS

David P. Reiland
Chairman of the Board of Directors

Cicero, Illinois

March 11, 2019

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2019:

The Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K are available on our Internet website, www.bwen.com.

BROADWIND ENERGY, INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2019

INTRODUCTION

Your proxy is solicited by the Board of Directors (the “Board”) of Broadwind Energy, Inc., a Delaware corporation (the “Company”), for the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:00 a.m. local time on Tuesday, April 23, 2019, at Broadwind’s corporate office located at 3240 South Central Avenue, Cicero, Illinois 60804, for the purposes set forth on the Notice of Annual Meeting of Stockholders, and at any adjournment or postponement thereof. The mailing address of our principal executive office is 3240 South Central Avenue, Cicero, IL 60804. We expect that the Notice of Internet Availability of Proxy Materials will first be mailed to stockholders on or about March 11, 2019.

You may vote your shares by telephone or over the Internet. If you receive a paper copy of the proxy card by mail, you may vote by signing, dating and mailing the proxy card in the envelope provided. Instructions regarding these three methods of voting are contained in the Notice of Internet Availability of Proxy Materials or proxy card. Telephone and Internet voting facilities will close at 11:59 p.m., Eastern Daylight Time, on April 22, 2019. If your shares are held in “street name,” you must instruct the record holder of your shares in order to vote.

INTERNET AVAILABILITY OF PROXY MATERIALS

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we are furnishing proxy materials to our stockholders primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. We believe that this process expedites stockholders’ receipt of the proxy materials, reduces the costs of the Annual Meeting and helps conserve natural resources. On or about March 11, 2019, we will mail to each stockholder (other than those stockholders who previously had requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access and review the proxy materials, including our Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2018 (the “Annual Report”), on the Internet and how to access a proxy card to vote on the Internet or by telephone. The Notice also contains instructions on how to request a paper copy of the proxy materials. If you receive the Notice by mail, you will not receive a paper copy of the proxy materials unless you request one. If you would like to receive a paper copy of the proxy materials, please follow the instructions included in the Notice. We may at our discretion voluntarily choose to mail or deliver a paper copy of the proxy materials, including our Proxy Statement and Annual Report, to one or more stockholders.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Who is entitled to attend and vote at the Annual Meeting?

Stockholders of record at the close of business on February 28, 2019 (the “Record Date”) are entitled to attend and vote at the Annual Meeting. Each share of common stock is entitled to one vote. The Notice you received (or proxy card if you received these materials by mail) indicates the number of shares of our common stock that you own and are entitled to vote.

What constitutes a quorum at the Annual Meeting?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the Record Date will constitute a quorum for purposes of the Annual Meeting. As of the Record Date, 16,124,006 shares of our common stock were issued and outstanding. Persons who were not stockholders on the Record Date will not be allowed to vote at the Annual Meeting. The common stock is the only outstanding class of our capital stock entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. No holders of any of our capital stock are entitled to cumulative voting rights. Proxies received but marked “withhold” or “abstain” and broker non-votes will be counted for purposes of determining whether a quorum exists at the Annual Meeting. A “broker non-vote” occurs when a broker does not vote on some matter on the proxy card because the broker does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner. Please note that your bank or broker cannot vote on your behalf on “non-routine” proposals without your instructions. The ratification of the appointment of our independent registered public accounting firm is the only “routine” proposal on our agenda for the Annual Meeting. The election of directors, the non-binding advisory proposal on the compensation of our named executive officers (“Say-on-Pay” vote), the ratification of the second amendment of our Section 382 Rights Agreement (the “Rights Plan”) and the approval of the adoption of the Amended and Restated Broadwind, Inc. 2015 Equity Incentive Plan (the “Plan”) are each “non-routine” proposals.

How do I vote by proxy?

Stockholders can vote in person at the Annual Meeting or by proxy. There are three ways to vote by proxy:

•	By Telephone—Stockholders located in the United States (the “U.S.”) can vote by telephone by calling +1 800-690-6903 and following the instructions on the Notice or proxy card;
•	By Internet—You can vote on the Internet at www.proxyvote.com by following the instructions on the Notice or proxy card; or
•

By Mail—If you received your proxy materials by mail, you can vote by mail by signing, dating and mailing the proxy card enclosed therewith. No postage is required if your proxy card is mailed in the U.S.

If you vote by telephone or on the Internet by the applicable deadline, or properly fill in your proxy card if you received one by mail and we receive it in time to vote at the Annual Meeting, your “proxy” (the individual named on the Notice or proxy card) will vote your shares on your behalf as you have directed. If you sign and return a proxy card but do not make specific choices for the voting of your shares, then your proxy will vote your shares of common stock as recommended by the Board, as follows:

1.	FOR the election of all six (6) nominees for director;
2.	FOR the resolution approving, on a non-binding advisory basis, the compensation of our named executive officers (“NEOs”) as described in this Proxy Statement;
3.	FOR the ratification of the second amendment of our Rights Plan;
4.	FOR the approval of the adoption of the Plan; and
5.	FOR the ratification of the appointment of RSM US LLP (“RSM”) as our independent registered public accounting firm for 2019.

If any other matter is presented, your proxy will vote your shares in accordance with your proxy’s best judgment. At present, we know of no other business that is intended to be acted on at the Annual Meeting.

Can I vote by telephone or on the Internet?

Yes. Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the Notice or proxy card. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears in the marked area on the Notice or proxy card. These procedures, which comply with Delaware law, allow stockholders to appoint a proxy to vote their shares and to confirm that their instructions have been properly recorded. If you vote by telephone or on the Internet, your vote must be received by 11:59 p.m., Eastern Daylight Time, on April 22, 2019.

If you own your shares in your own name, you can vote by telephone or on the Internet in accordance with the instructions provided on the Notice or proxy card. If your shares are held by a bank, broker or other nominee, you can also vote by telephone or on the Internet. The instructions to vote by telephone or on the Internet will be provided on the voting form supplied by your bank or broker. You may need to contact your bank or broker to vote.

How do I vote if my shares are held by my broker?

If your shares are held by your broker in “street name,” you should instruct your broker concerning how to vote your shares in the manner provided by your broker.

How do I vote the shares I hold through the Company’s 401(k) plan?

If you are a participant in our 401(k) plan, you may vote the number of shares credited to your account as of the Record Date by instructing the plan’s trustee how to vote your shares pursuant to the instruction form being mailed to plan participants with the Notice or this Proxy Statement. Voting instructions must be received by the plan trustee by 12:00 p.m., Central Daylight Time, on April 22, 2019. If you do not provide clear voting instructions, or if you return voting instructions by mail and submit an unsigned voting form, the trustee will vote the shares in your account in accordance with the Board’s recommendations.

May I revoke my proxy and change my vote?

Yes. You may revoke your proxy and change your vote at any time before the Annual Meeting in one of four ways:

1.	Send a written notice to our Corporate Secretary that is received prior to the Annual Meeting stating that you revoke your proxy;
2.	If you sent a proxy card by mail, complete a new proxy card bearing a later date and properly submit it so that it is received prior to the Annual Meeting;
3.

Log onto the Internet website specified on the Notice or proxy card in the same manner you would to submit your proxy electronically or call the toll-free number specified on the Notice or proxy card prior to 11:59 p.m. Eastern Daylight Time on April 22, 2019, in each case if you are eligible to do so and following the instructions on the Notice or proxy card; or

4.

Appear in person at the Annual Meeting, declare your prior proxy to be revoked and then vote in person at the Annual Meeting (although merely attending the Annual Meeting will not revoke your proxy). If a stockholder holds shares in “street name” by his or her broker and has directed such person to vote his or her shares, the stockholder should instruct such person to change his or her vote.

How do I vote in person?

If you plan to attend the Annual Meeting and vote in person, at your request, we will give you a ballot or a new proxy card when you arrive at the Annual Meeting. However, if your shares are held in the name of your broker, bank or other nominee, you must contact such entity with respect to the procedure for you to vote in person.

What vote is required to approve each proposal?

1.

For the election of directors.  An affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at the Annual Meeting is required for the election of each director nominee (meaning that the number of shares voted “for” a nominee must exceed the number of shares voted “against” such nominee), with abstentions and broker non-votes not counted as a vote cast either “for” or “against” that nominee’s election, provided, however, that in a contested election of directors, which will not be the case at the Annual Meeting, directors shall be elected by a plurality of the votes cast on the election of directors (instead of by votes cast “for” or “against” a nominee).

2.

For the non-binding advisory vote to approve the compensation of our named executive officers (“Say-on-Pay” vote).  An affirmative vote of a majority of the votes cast (meaning the number of shares of common stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will constitute stockholder non-binding approval with respect to the compensation paid to our NEOs. Abstentions and broker “non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

3.

For the ratification of the second amendment of the Rights Plan.  An affirmative vote of a majority of the votes cast (meaning the number of shares of common stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will be required to ratify the second amendment of the Rights Plan . Abstentions and broker “non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

4.

For the approval of the adoption of the Plan. An affirmative vote of a majority of the votes cast (meaning the number of shares of common stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), will constitute stockholder approval with respect to the adoption of the Plan. Abstentions and broker “non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

5.

For the ratification of the appointment of RSM as our independent registered public accounting firm for 2019.  An affirmative vote of a majority of the votes cast (meaning the number of shares of common stock voted “for” the proposal must exceed the number of shares voted “against” the proposal), is required to ratify the appointment of RSM as our independent registered public accounting firm for 2019. Abstentions and broker “non-votes” will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of this vote.

6.Other Matters.  At present, we know of no other matters to be presented for stockholder action at the Annual Meeting. If any other matter properly comes before the Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.

Is the vote on the Say-on-Pay proposal binding on the Board?

Because the vote on the Say-on-Pay proposal is advisory, it will not be binding upon the Board. However, the Board values the opinions that our stockholders express in their votes and will take into account the outcome of the votes when considering future executive compensation arrangements.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the cost of soliciting proxies, including the preparation, assembly and mailing of the Notice, proxies and soliciting material, as well as the cost of forwarding such material to beneficial owners of our common stock. Our directors, officers and regular employees may, without compensation other than their regular remuneration, solicit proxies personally or by telephone.

The Company may in its discretion engage, at its cost, a proxy solicitor to solicit proxies at the Annual Meeting.

How can I obtain additional information about the Company?

A copy of our Annual Report, without exhibits, is available as specified in the Notice or accompanies this Proxy Statement if you received it by mail. No portion of our Annual Report is incorporated herein and no part thereof is to be considered proxy soliciting material. We will furnish to any stockholder, upon written request, any exhibit described in the list accompanying our Annual Report, upon the payment, in advance, of reasonable fees related to us furnishing such exhibit(s). Any such requests should include a representation that the stockholder was the beneficial owner of shares of our common stock on the Record Date, and should be directed to our Corporate Secretary at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, IL 60804. You may also access our SEC filings and their exhibits, including the exhibits described in our Annual Report through our website at www.bwen.com or though the SEC’s website at www.sec.gov.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements, and other information regarding registrants, including the Company, that file electronically with the SEC. The SEC’s website address is www.sec.gov.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

The following table sets forth as of the Record Date certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;
•	Each of our executive officers named in the Summary Compensation Table, who in this Proxy Statement are collectively referred to as the “named executive officers” or “NEOs;”
•	Each of our directors (including nominees); and
•	All of our executive officers (as that term is defined in Rule 3b-7 under the Exchange Act) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of our common stock set forth opposite the stockholder’s name. We have based this table upon information supplied by our executive officers, directors and 5% stockholders, including filings with the SEC and information supplied by our transfer agent.

	Number and
	Percentage of Shares
	Beneficially Owned (1)
Name and Address of Beneficial Owner or Identity of Group (1)	Shares	Percentage
5% Beneficial Owners and Other Selling Stockholders
AWM Investment Company, Inc. (2)	1,171,834	7.4%
Grace and White, Inc. (3)	1,818,742	11.5%
Executive Officers and Directors
Eric B. Blashford	55,017	*
Jason L. Bonfigt	32,148	*
Philip J. Christman	—	*
Terence P. Fox (4)	457,993	2.9%
Stephanie K. Kushner (5)	399,254	2.5%
David P. Reiland	54,567	*
Thomas A. Wagner	32,090	*
Cary B. Wood	13,727	*
All current executive officers and directors as a group (11 persons)	1,120,606	7.0%

*      Less than 1%.

(1) Based on 15,850,069 shares of our common stock issued and outstanding as of the Record Date. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of the Record Date, or within sixty (60) days of the Record Date, are treated as outstanding when determining the percentage owned by such individual and when determining the percentage owned by a group.

(2)Based solely on information contained in a Schedule 13G/A filed on February 13, 2019 by AWM Investment Company, Inc., a Delaware corporation (“AWM”). AWM is the investment adviser to Special Situations Cayman Fund, L.P., a Cayman Islands limited partnership (“Cayman”), Special Situations Fund III QP, L.P., a Delaware limited partnership (“QP”), Special Situations

Technology Fund, L.P., a Delaware limited partnership (“Tech”), and Special Situations Technology Fund II, L.P., a Delaware limited partnership (“Tech 2”). As investment adviser, AWM holds sole voting and investment power over and is deemed to beneficially own 1,171,834 shares held by Cayman, QP, Tech and Tech 2. AWM is located at 527 Madison Avenue, Suite 2600, New York, NY 10022.

(3)Based solely on information contained in a Schedule 13 G/A filed on January 28, 2019 by Grace & White, Inc., a New York corporation, as investment adviser (“Grace & White”). Grace & White holds sole voting power with respect to 318,287 shares and sole dispositive power with respect to 1,818,742 shares. Grace & White is located at 515 Madison Avenue, Suite 1700, New York, NY 10022.

(4)Includes (i) 200,000 shares owned by Terence P. Fox and Paula L. Fox Irrevocable Trust 2005.

(5)Includes 56,862 vested but unexercised options to purchase our common stock.

DIRECTORS AND DIRECTOR COMPENSATION

The names and ages of all of our directors and the positions held by each are as follows:

Name	Age	Position
David P. Reiland (1) (3)	65	Director, Chairman of the Board
Terence P. Fox (3)	63	Director
Philip J. Christman (1) (2)	55	Director
Stephanie K. Kushner	63	Director; President and CEO
Thomas A. Wagner (2) (3)	67	Director
Cary B. Wood (1) (2)	52	Director

(1)	Member of the Audit Committee.
(2)	Member of the Compensation Committee.
(3)	Member of the Governance/Nominating Committee.

David P. Reiland has served as a member of the Board since April 16, 2008, and has been Chairman of the Board since May 17, 2010. He is Chairman of the Audit Committee and is designated as a financial expert, and is also a member of the Governance/Nominating Committee. Mr. Reiland was employed by Magnetek, Inc. (“Magnetek”) from August 1986 until January 2009, where he held numerous high-level positions, including Executive Vice President, Chief Financial Officer, Controller and Vice President of Finance, and served as Chief Executive Officer and President of Magnetek from October 2006 until October 2008. He also served on the Board of Directors of Magnetek from October 2006 to September 2015. Magnetek develops, manufactures and markets power and motion control systems and was a public company until its acquisition by Columbus McKinnon Corporation in September 2015. The Governance/Nominating Committee concluded that Mr. Reiland should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive leadership experience and financial expertise. Mr. Reiland is a Certified Public Accountant who holds an undergraduate degree in financial management from California State University, Long Beach, and a Master of Business Administration degree from the University of Southern California.

Philip J. Christman has served as a member of the Board since October 22, 2018. He is a member of the Audit Committee and the Compensation Committee. Mr. Christman has served as the President, Operations of Navistar International Corporation (with its affiliates, “Navistar”), a leading manufacturer of commercial trucks, buses, defense vehicles and engines, since May 2017. Prior to holding this position, he held various positions with Navistar, including Vice President, Strategy from June 2015 to May 2017, Chief Procurement Officer from November 2014 to June 2015, Vice President, Engineering from July 2014 to November 2014, President, Global Business from November 2008 to July 2014, Vice President General Manager Vocational Trucks from June 2006 to November 2008. Earlier in his career Mr. Christman held various leadership roles in operations. The Governance/Nominating Committee concluded that Mr. Christmas should serve as a director nominee as of the date of this Proxy Statement on the basis of his extensive operation, business leadership and corporate growth strategy. Mr. Christman received a Bachelor of Science degree in Mechanical Engineering from Indiana Institute of Technology and a Master of Business Administration from Ball State University.”

Terence P. Fox has served as a member of the Board since February 2006. He is Chairman of the Governance/Nominating Committee. Mr. Fox, along with three other individuals, founded Tower Tech Systems Inc., the company around which we were built through a series of acquisitions. He has been a partner in the law firm of Kummer, Lambert, Fox & Glandt, LLP, and its predecessor, Dewane, Dewane, Kummer, Lambert & Fox, LLP, located in Manitowoc, Wisconsin, since June 1987, where one of his primary areas of practice is business and commercial law. Mr. Fox graduated from the University of Wisconsin—Milwaukee and the Marquette University Law School. He has many business and real estate interests and sits on the boards of directors of several non-profit and for-profit organizations in the Manitowoc, Wisconsin area. The Governance/Nominating Committee concluded that Mr. Fox should serve as a director nominee as of the date of this Proxy Statement on the basis of his leadership and business experience, his legal expertise, and his extensive knowledge of our history and our growth and development over time.

Stephanie K. Kushner has served as a member of the Board since February 23, 2016, and as our President and Chief Executive Officer since May 16, 2016, and as our Chief Financial Officer and Treasurer from August 15, 2009 to August 7, 2017. She served as our interim President and Chief Executive Officer from November 30, 2015 to May 16, 2016. Ms. Kushner has more than 30 years of accounting and finance experience, including serving as Chief Financial Officer for publicly traded global manufacturer Federal Signal Corporation (“Federal Signal”) from 2002 to 2008. She held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. From May 2011 to November 2014, Ms. Kushner served on the Board of Directors of Columbus McKinnon Corporation, a global manufacturer of material handling equipment. From February 2004 to May 2010, she served on the Board of Directors of Wabash National Corporation, a manufacturer of commercial fleet and consumer/retail transportation equipment. Ms. Kushner holds a bachelor’s degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School. The Governance/Nominating Committee concluded that Ms. Kushner should serve as a director nominee as of the date of this Proxy Statement on the basis of her knowledge of our operations in her role as our President and Chief Executive Officer and former Chief Financial Officer, as well as her more than 30 years of global industrial business leadership and more than 10 years of experience on the boards of multiple public companies.

Thomas A. Wagner has served as a member of the Board since March 25, 2011. He is a member of the Compensation Committee and the Governance/Nominating Committee. From July 2012 until his retirement in October

2015, Mr. Wagner was the Chief Product Officer at Ogin, Inc., a wind turbine design and supply company. He is currently supporting various consulting assignments and working on products with potential to consume environmental carbon dioxide.  Mr. Wagner has worked in the diversified energy industry for more than 30 years. Mr. Wagner holds a Bachelor of Science degree in engineering from Cornell University and a Master of Science degree in mechanics from Rensselaer Polytechnic Institute. The Governance/Nominating Committee concluded that Mr. Wagner should serve as a director nominee as of the date of this Proxy Statement on the basis of his demonstrated technology leadership over the course of his career, as well as his strong technical background and understanding of the products that we provide and the industries in which we operate.

Cary B. Wood has served as a member of the Board since May 18, 2016. He is Chairman of the Compensation Committee and is also a member of the Audit Committee, designated as a financial expert. Mr. Wood is the managing partner of Creekside Partners, LLC, a holding company with interests in real estate, service industry and industrial assets. Mr. Wood is a member of the Board of Directors of Westell Corporation (NASDAQ:WSTL) where he is the Compensation Committee Chairman and also sits on the Audit Committee. Mr. Wood also serves as the Chairman of the Board of Directors of M&G Duravent, Inc., a privately-held venting systems firm, since January 2017.  Mr. Wood received a Bachelor of Science degree in Technology from Purdue University in 1989, a Master of Science degree in Industrial Operations in the School of Management from Lawrence Technological University in 1995, and a Master of Business Administration degree in Finance from Loyola University-Chicago in 2014. The Governance/Nominating Committee concluded that Mr. Wood should serve as a director nominee as of the date of this Proxy Statement on the basis of his broad experience in executive management, operations, corporate turnarounds and corporate growth strategies.

None of our directors are a party to any agreement or arrangement that would require disclosure pursuant to NASDAQ Rule 5250(b)(3).

2018 Director Compensation

In light of our financial performance in 2017, the Compensation Committee and the Board determined that the compensation paid to non-employee directors for service on the Board and its committees shall remain unchanged. On January 22, 2016 upon the recommendation of the Compensation Committee, the Board approved the Amended and Restated Broadwind Energy, Inc. Board Compensation Program (the “Board Compensation Program”), that provides that each eligible non-employee director shall receive an annual equity grant of RSUs with a grant value of $35,000 and a cash fee of $10,000 per calendar quarter.

Pursuant to the Board Compensation Program, on May 2, 2018, each of Messrs. Fox, Reiland, Wagner and Wood was granted a RSU award representing the right to receive 13,435 shares of our common stock upon vesting. On October 22, 2018, Mr. Christman was granted a RSU award representing the right to receive 9,020 shares of our common stock upon vesting. The RSU awards vest one year after the date of grant.

All non-employee directors are subject to our stock ownership guidelines adopted in March 2011, which provide that each non-employee director shall own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned by the director in the immediately preceding calendar year. Please see the discussion below under the heading “Stock Ownership Guidelines” for more information.

Each non-employee director is eligible to participate in the Broadwind Energy, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”), which was adopted by the Board on October 24, 2007. The Deferred Compensation Plan is an unfunded arrangement subject to the provisions of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”). The value of each participant’s account is deemed invested in shares of our common stock and is generally payable upon the director’s departure from the Board. There were no deferments in 2018.

2018 Director Compensation Table

The following table sets forth 2018 compensation information for our non-employee directors. Ms. Kushner, our President, Chief Executive Officer (“CEO”), received no additional compensation for her services as a director. The compensation received by Ms. Kushner as our employee is listed in the 2018 Summary Compensation Table set forth in this Proxy Statement.

The following sets forth compensation information for the Company’s Directors in 2018.

	Fees Earned or	Stock	All Other
Name	Paid in Cash	Awards (1)	Compensation	Total
Terence P. Fox	$40,000	$35,000	$—	$75,000
Director
David P. Reiland	$40,000	$35,000	$—	$75,000
Director; Chairman of the Board
Thomas A. Wagner	$40,000	$35,000	$—	$75,000
Director
Cary B. Wood	$40,000	$35,000	$—	$75,000
Director
Philip J. Christman (3)	$7,742	$17,500	$—	$25,242
Director

(1)	Represents fees earned for service in 2018, regardless of when paid.

(2)

Stock Awards represents the aggregate grant date fair value of RSUs awarded during 2018, calculated in accordance with the Financial Accounting Standards Board Accounting Standards Codification Topic 718—Compensation—Stock Compensation (“ASC Topic 718”), under the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the “2015 EIP”), and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of these awards are discussed in Note 15 to our consolidated financial statements included in our Annual Report. As of December 31, 2018, each of Messrs. Fox, Reiland, Wagner and Wood was granted a RSU award representing the right to receive 13,435 shares of our common stock upon vesting. As of October 22, 2018 Mr. Christman was granted a RSU grant of 9,020 shares of our common stock upon vesting. The RSU awards vest one year after the date of grant.

(3)	Mr. Christman’s director fees have been pro-rated to reflect his actual service as a director of the Company, which began in October 2018.

CORPORATE GOVERNANCE

Independence

The Board has determined that currently and at all times during the year ended December 31, 2018, all members other than Ms. Kushner, our President and CEO, are and have been “independent” as defined by the listing standards of the NASDAQ Stock Market (“NASDAQ”). Ms. Kushner is not independent since she also serves as an executive officer of the Company. The Board considers in its evaluation of independence information provided by the directors and any nominees in questionnaires and other certifications concerning their relationship to us and any existing related party transactions, which are discussed below in this Proxy Statement in the section entitled “Certain Transactions and Business Relationships.”

Code of Ethics and Business Conduct

We have a written Code of Ethics and Business Conduct (“Code of Ethics”) that applies to all of our employees, directors and officers, including our principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Code of Ethics addresses such topics as protection and proper use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest, and insider trading. The Code of Ethics is posted on our Internet website, www.bwen.com, and is available in print, free of charge, to any stockholder who sends a request for a paper copy to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804. We intend to include on our website any amendment to, or waiver from, a provision of our Code of Ethics that applies to any of our directors or executive officers that relates to any element of the code of ethics definition enumerated in Item 406(b) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

Board Leadership Structure

The Board is led by an independent Chairman, Mr. Reiland. The Board believes that separating the roles of CEO and Chairman of the Board is the most appropriate structure for us at this time. Having an independent Chairman of the Board is a means to ensure that the CEO is accountable for managing us in the best interests of our stockholders while, at the same time, acknowledging that managing the Board is a separate and time intensive responsibility. The Board also believes that an independent Chairman of the Board can serve to avoid conflicts of interest, promote oversight of risk and manage the relationship between the Board and the CEO.

Risk Oversight

The Board and its Audit Committee play an active role in the oversight of risk and our risk management practices. The Audit Committee primarily is responsible for reviewing financial and compliance risks, with the full Board responsible for other risks. We conduct comprehensive Enterprise Risk Assessments on a periodic basis, and review the results with the Board at a regularly scheduled meeting. We update the Board regularly on actions taken as a result of the Enterprise Risk Assessments. Because of our size and available resources, we do not have a dedicated risk management function; rather, certain of our employees are charged with responsibility for specific risk areas, including operational risks, liquidity risks, legal risks and compliance risks. These individuals make periodic reports to the Board and the Audit Committee on their areas of risk oversight.

Stockholder Communications with the Board of Directors

Stockholders may communicate directly with the Board or any of its individual members. Any such communication should be directed to our Corporate Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-employee directors, and our Corporate Secretary will forward the communication to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Broadwind Energy, Inc. Attn: Corporate Secretary 3240 South Central Avenue Cicero, IL 60804

Director Attendance at Annual Meetings

Directors’ attendance at our Annual Meetings can provide our stockholders with an opportunity to communicate with directors about issues affecting us. Our Principles of Corporate Governance encourage our directors to attend the Annual Meetings. All of our then-current directors attended our 2018 Annual Meeting of Stockholders.

Committee and Board of Directors Meetings

During 2018, the Board met eight (8) times, including in-person and telephonic meetings. The directors also communicated informally to discuss our affairs and, when appropriate, took formal action by unanimous written consent of all directors, in accordance with our Certificate of Incorporation and Bylaws and Delaware law. Executive sessions of the independent directors are scheduled at least twice per year in conjunction with regularly scheduled Board meetings.

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance/Nominating Committee.  In 2018, each director attended at least 95% of the meetings of the Board and of committees of which he or she was a member.

Current Committee Membership

The following table sets forth the current membership of each of the Board’s committees.

Audit Committee	Compensation Committee	Governance/Nominating Committee
David P. Reiland (Chairman)	Cary B. Wood (Chairman)	Terence P. Fox (Chairman)
Philip J. Christman	Philip J. Christman	David P. Reiland
Cary B. Wood	Thomas A. Wagner	Thomas A. Wagner

Audit Committee

The Board maintains an Audit Committee comprised of three independent directors, including two financial experts (as defined below). The current members of the Audit Committee are Messrs. Reiland (Chairman), Fox and Wood. The Board and the Audit Committee believe that the Audit Committee’s current member composition satisfies the NASDAQ requirements and the criteria of Section 10A(m)(3) and Rule 10A-3 of the Exchange Act.

Audit Committee Scope of Authority and Charter

The primary function of the Audit Committee is assisting the Board with oversight responsibilities, including with respect to the following: (a) the financial reports and other material financial information we provide to any governmental body or the public; (b) the relationship with our independent accountants (including appointment and compensation) who report directly to the Audit Committee; (c) pre-approval of all audit services and non-audit services to be performed by our independent accountants; (d) our systems of internal and external reporting processes and internal controls regarding finance, accounting, legal compliance and ethics; (e) oversight with respect to related party transactions and complaints received by us regarding accounting, internal accounting controls and auditing; (f) preparation of an annual Audit Committee Report to be presented to the Board; and (g) our auditing, accounting and financial reporting processes generally. The Audit Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Audit Committee met five (5) times in 2018.

Audit Committee Financial Expert

The Board has determined that Messrs. Reiland and Wood are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S-K. The designation of Messrs. Reiland and Wood as audit committee financial experts do not impose on Messrs. Reiland and Wood any duties, obligations or liabilities that are greater than the duties, obligations and liability imposed on Messrs. Reiland and Wood as members of the Audit Committee and the Board in the absence of such designation or identification.

Audit Committee Report

In accordance with its written charter adopted by the Board, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the Company’s accounting, auditing and financial reporting practices. In discharging its responsibilities regarding the audit process, the Audit Committee:

(1)	reviewed and discussed the audited financial statements with management;
(2)	discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, as amended (Communications with Audit Committees); and
(3)

received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm its independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Members of the Audit Committee:
David P. Reiland (Chairman)
Philip J. Christman
Cary B. Wood

Compensation Committee

Responsibility for evaluating our compensation policies, oversight of management’s performance and recommendations regarding compensation of senior management has been delegated by the Board to the Compensation Committee. The Board believes that each member of the Compensation Committee satisfies the independence requirements of NASDAQ Rule 5605(d) and Rule 10C-1 under the Exchange Act.

Compensation Committee Scope of Authority and Charter

Under the Compensation Committee’s written charter, the primary duties and responsibilities of the Compensation Committee include the following: (a) periodically review with management our philosophy of compensation, taking into consideration enhancement of stockholder value from a short, intermediate and long-term perspective; (b) annually consider  strategic and operating plans and the various compensation plans for which the Compensation Committee is responsible; (c) review individual and Company performance goals and objectives of our CEO and other senior management, evaluate such officers’ performance in light of these goals, and determine and approve appropriate compensation levels and equity grants; (d) oversight with respect to compensation policies and plans, including incentive plans, equity plans, benefits and perquisites of senior management; (e) general oversight and risk assessment with respect to human resources policies, strategies and programs and employee benefit plans; (f) recommend compensation plans for members of the Board; and (g) assess potential conflicts of interest raised by the work of compensation consultants that are involved in determining or recommending executive or director compensation. The Compensation Committee’s charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Compensation Committee met six (6) times in 2018.

The Board and the Compensation Committee make compensation decisions regarding our executive officers. In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of our CEO and other senior management, which, as defined in the Compensation Committee charter, includes any officer who reports directly to our CEO and any other officer of the Company or our subsidiaries so designated by our CEO. Other than giving such recommendations, however, our CEO and other senior management have no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee may, at our expense, retain legal counsel (which may be, but need not be, our regular corporate counsel) and other consultants and advisors to assist it with its functions. The Compensation Committee has authority to approve such consultants’ and advisors’ fees and other retention terms and to terminate its relationship with any such consultant or advisor. The Compensation Committee will assess the independence of any such legal counsel, consultants or advisors to the extent required by applicable SEC and NASDAQ rules. For additional information regarding these services, please see the discussion entitled “Role of Compensation Consultant” included in the Compensation Discussion and Analysis section of this Proxy Statement. In addition, the Compensation Committee has authority to delegate its responsibilities to subcommittees or individual Compensation Committee members.

Governance/Nominating Committee

The current members of the Governance/Nominating Committee are Messrs. Fox (Chairman), Reiland and Wagner. The Board believes that each member of the Governance/Nominating Committee satisfies the independence requirements of NASDAQ Rule 5605(e). The nominees for election to the Board at the Annual Meeting were recommended by the Governance/Nominating Committee. The Governance/Nominating Committee charter is posted on our Internet website, www.bwen.com, and may be amended by approval of the Board, upon recommendation by the Governance/Nominating Committee. The Governance/Nominating Committee met three (3) times in 2018.

The Governance/Nominating Committee reviews director nominees proposed by stockholders. A stockholder who wishes to recommend one or more director nominees must provide a written recommendation to our Corporate Secretary, at Broadwind Energy, Inc., 3240 South Central Avenue, Cicero, IL 60804. In order to recommend a nominee for director at an Annual Meeting pursuant to our Bylaws, our Corporate Secretary must receive the written nomination not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (or, if the Annual Meeting is called for a date that is not within 30 days before or after such anniversary date, the written nomination must be so received not later than the close of business on the 10th day following the day on which notice of the date of the Annual Meeting was mailed or public disclosure of the date of the Annual Meeting was made, whichever first occurs).

Our Bylaws require that a notice of a recommendation must include:

•	with respect to the stockholder giving the notice:
•	the name and record address of such stockholder and the beneficial owner, if any, on whose behalf the nomination is made,
•	the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder or such beneficial owner,
•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any shares of our stock (which information shall be updated by such stockholder and beneficial owner, if any, as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting),

•

a description of all arrangements or understandings between such stockholder or beneficial owner and each proposed director nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder,

•	a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the person(s) named in its notice, and
•

any other information relating to such stockholder or beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

•	with respect to the director nominee:

•	the name, age, business address and residence address of such director nominee,
•	the principal occupation or employment of such director nominee,
•	the class or series and number of shares of our capital stock which are owned beneficially or of record by such director nominee,
•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such director nominee with respect to any shares of our stock (which information shall be updated by such stockholder as of the record date or dates for the determination of stockholders entitled to notice of and to vote at the Annual Meeting not later than ten days after such record date or dates, and in any event, not later than one business day prior to the date of the Annual Meeting), and

•

any other information relating to such stockholder or such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

Such notice must be accompanied by a written consent of each proposed director nominee to being named as a nominee and to serve as a director if elected. No person shall be eligible for election as a director unless nominated in accordance with the procedures set forth in our Bylaws.

The Governance/Nominating Committee is responsible for matters relating to the selection of candidates for, and the tenure of the members of, the Board; for developing and recommending to the Board our Principles of Corporate Governance; and for overseeing and carrying out policies and processes that enhance the effective and efficient governance of the Company.

The Governance/Nominating Committee will consider candidates for the Board who are recommended by stockholders, directors, third party search firms engaged by us, and other sources. When selecting candidates for recommendation to the Board, the Governance/Nominating Committee will consider the attributes of the candidates and the needs of the Board and will review all candidates in the same manner, regardless of the source of the recommendation. In evaluating director nominees, a candidate should have certain minimum qualifications, including being able to read and understand basic financial statements, having familiarity with our business and industry, having high moral character and mature judgment, and being able to work collegially with others. In addition, factors such as the following shall be considered:

•

independence standards, the presence of any material interests that could cause a conflict between our interests and the interests of the director nominee, and the director nominee’s ability to exercise his or her best business judgment in the interest of all our stockholders;

•	the director nominee’s willingness to adhere to our Code of Ethics;
•

the director nominee’s ability to devote sufficient time to the business of the Board and at least one of the standing committees of the Board, in light of the number of other boards on which the director nominee serves (for profit and not-for-profit) and the other business and professional commitments of the director nominee;

•	the appropriate size and the diversity of the Board;
•

the knowledge, skills and experience of the director nominee, including experience in the industries in which we operate, as well as in the general areas of business, finance, management and public service, in light of prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;

•	the director nominee’s familiarity with domestic and international business matters;

•	legal and regulatory requirements that are applicable to us;
•	the director nominee’s experience with accounting rules and practices;
•	the director nominee’s ability to enhance the relationship of our business to the changing needs of society; and
•	the desire of the Board to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members.

In February 2015, the Board amended our Principles of Corporate Governance to establish a mandatory retirement age of 72 years old for directors, provided that the Board may choose to make an exception to this policy when it determines that doing so would be in the best interests of us and our stockholders.

The Governance/Nominating Committee believes in an expansive definition of diversity that includes differences of experience, education and talents, among other things. The Broadwind Energy, Inc. Governance/Nominating Committee Policies for Director Nominations and Stockholder Proposals is available on our website, www.bwen.com.

EXECUTIVE OFFICERS

The names and ages of our current executive officers and the positions held by each are as follows:

Name	Age	Position
Stephanie K. Kushner	63	President and Chief Executive Officer
Eric B. Blashford	54	Chief Operations Officer and President, Broadwind Towers, Inc.
Jason L. Bonfigt	41	Chief Financial Officer, Vice President and Treasurer
Erik W. Jensen	51	Vice President and Chief Human Capital Officer
Gilbert M. Mayo, Jr.	57	President, Red Wolf Company, LLC
Daniel E. Schueller	56	President, Brad Foote Gear Works, Inc.

Stephanie K. Kushner has served as a member of the Board since February 23, 2016, and as our President and Chief Executive Officer since May 16, 2016. She served as our Interim President and Chief Executive Officer from November 30, 2015 to May 16, 2016 and as our Chief Financial Officer since August 15, 2009 until August 7, 2017. Ms. Kushner has more than 30 years of accounting and finance experience, including serving as Chief Financial Officer for Federal Signal from 2002 to 2008. She held several global finance leadership positions with FMC Corporation, and began her career with Amoco Corporation. From May 2011 to November 2014, Ms. Kushner served on the Board of Directors of Columbus McKinnon Corporation, a global manufacturer of material handling equipment. From February 2004 to May 2010, she served on the Board of Directors of Wabash National Corporation, a manufacturer of commercial fleet and consumer/retail transportation equipment. Ms. Kushner holds a bachelor’s degree in economics from Douglass College at Rutgers University and a Master of Business Administration degree from the Wharton School.

Eric B. Blashford has served as our Chief Operating Officer since May 1, 2018 and as President of our wholly-owned subsidiary Broadwind Towers, Inc. since October 2014. From January 2012 to October 2014, he served as President of a group of companies owned by The Heico Companies, LLC (“Heico”), including Barko Hydraulics, LLC, Pettibone Traverse Lift, LLC and Tiffin Parts, LLC, all of which are manufacturers of heavy duty off road vehicles (and parts) for the forestry, material handling, oil and gas and construction industries. For the five years prior to joining Heico, Mr. Blashford served as President for a group of companies owned by The Scott Fetzer Co., serving the truck equipment, electrical fittings and industrial equipment markets. He started his career with Waltco Truck Equipment Company, where he served in various operations and accounting roles. Mr. Blashford holds a Bachelor of Science in Business Administration degree in Accounting from the University of Akron and a Master of Business Administration degree from Kent State University, and is a registered Certified Public Accountant (non-practicing) in the state of Ohio.

Jason L. Bonfigt has served as our Chief Financial Officer since August 7, 2017 and as our Principal Accounting Officer since August 1, 2016. Mr. Bonfigt was our Vice President, Corporate Controller from August 1, 2016 until his appointment as CFO. Mr. Bonfigt was previously Vice President - Finance of our wholly-owned subsidiary Brad Foote Gear Works, Inc. (“BFGW”), beginning in April 2014, and before that served as our Director, Treasury beginning in March 2011. He began his career working in business planning functions at Schneider National, a provider of truckload, intermodal and logistics services. Mr. Bonfigt is a Certified Public Accountant who holds a Bachelor of Science degree in Accounting and Finance from the University of Wisconsin - Green Bay, and holds a Master of Business Administration degree in Finance and Economics from the Kellogg School of Business - Northwestern University.

Erik W. Jensen has served as our Vice President and Chief Human Capital Officer since July 2014.  Prior to joining us, he was Vice President of Human Resources of Pettibone, LLC (“Pettibone”), part of a privately-held group of manufacturing companies, starting in August 2011. For more than three years prior to joining Pettibone, Mr. Jensen was employed by ThyssenKrupp Crankshaft Company, a publicly-traded German company, where he held the position of Director of Human Resources. He began his career in the chemical industry with Stepan Company, a publicly-traded company, where during his 14 year career he transitioned from operations to human resources. Mr. Jensen earned his Bachelor of Science degree in Industrial Technology, with a concentration in Manufacturing Engineering from Eastern Illinois University, and holds a Master of Business Administration degree from Olivet Nazarene University.

Gilbert M. Mayo has served as President of the Company’s wholly-owned subsidiary, Red Wolf Company, LLC, since September 2018.  Mr. Mayo was our General Manager, Heavy Fabrications, at BWT from January 27, 2015 to October 1, 2017 until his appointment of President of Red Wolf. Prior to joining the BWT, Mr. Mayo spent over sixteen years in the Scott Fetzer Company, serving in various leadership roles, including President of the Halex Company, a leading national manufacturer of electrical fittings and accessories.  He held senior operations leadership positions in both the Fort James Company and Michelin Tire Corporation.  Mr. Mayo served as an officer in the United States Marine Corps for five years.  Mr. Mayo holds a Bachelor of Science degree from the United States Naval Academy, a Master of Arts degree from Webster University and a Master of Business Administration degree from Clemson University.

Daniel E. Schueller has served as President of BFGW since May 2016.  He also served as President of BFGW from April 2010 to March 2013. In the interim period, Mr. Schueller was Vice President of Bronto Skylift (a subsidiary of Federal Signal) in Tampere, Finland, a manufacturer of truck mounted aerial equipment for fire protection and industrial applications. Prior to that assignment, he was Vice President/General Manager Parts and Service and Vice President/General Manager of Vactor Manufacturing, part of the Environmental Solutions Group of Federal Signal, from March 2003 to April 2010. Mr. Schueller previously held manufacturing positions at Tecumseh Engines and at Case New Holland. Mr. Schueller earned a Bachelor of Science Degree in Mechanical Engineering Technology from the Milwaukee School of Engineering, and a Master of Business Administration degree from St. Ambrose University. He currently serves on the Board of Directors of HCC Inc., a supplier of combine components to the agricultural industry, and was previously on the Advisory Board of the Illinois Manufacturing Excellence Center.

SEC Settlement Involving Chief Financial Officer

On February 11, 2015, a settlement was approved in connection with the SEC investigation previously disclosed in our SEC reports. The investigation related to certain accounting practices in 2009 - 2010 related to revenue recognition, cost accounting and intangible and fixed asset valuations concerning BFGW. In connection with the settlement, Ms. Kushner agreed to pay disgorgement and prejudgment interest of $23,109 and a penalty of $50,000 related solely to the intangible valuation issue. We subsequently reimbursed her for the disgorgement and prejudgment interest payment. For additional information regarding the investigation, please see Item 3 “Legal Proceedings” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as filed with the SEC.

COMPENSATION DISCUSSION AND ANALYSIS

Business Summary

We are a precision manufacturer of structures, equipment and components for clean tech and other specialized applications. We provide technologically advanced high value products to energy, mining and infrastructure sector customers, primarily in the U.S. Our most significant presence is within the U.S. wind energy industry, although we have diversified into other industrial markets in order to improve our capacity utilization and reduce our exposure to uncertainty related to favorable governmental policies currently supporting the U.S. wind energy industry. Within the U.S. wind energy industry, we provide products primarily to wind turbine manufacturers. Outside of the wind energy market, we provide precision gearing, heavy fabrications and assembly and kitting components to a broad range of customers for oil and gas, mining, steel and other industrial applications.

For a more detailed discussion of our business, please see Item 1, “Business”, of our Annual Report.

2018 Business Highlights

•Successful commercial efforts focused on diversifying our customer base resulted in booking $40 million of orders from diverse customers.  Orders for heavy fabrications more than doubled and gearing orders increased 13%, following a strong 2017.

•The Towers and Heavy Fabrications segment was adversely impacted by low tower demand, compressed margins and steel plate shortages due to the U.S. steel price spike triggered by import tariffs.

•Gearing segment achieved first profitable year, driven by consistent strong demand and strong operational performance.

•Net debt declined 18% due to rise in customer deposits and extinguishment of New Markets Tax Credit.  Subsequent to year-end, credit line was extended and increased to $35 million to support sales increase in 2019.

2018 Named Executive Officers (NEOs)

Our Named Executive Officers for 2018 are:

Name	Position
Stephanie K. Kushner	President and Chief Executive Officer
Eric B. Blashford	Chief Operating Officer and President, Broadwind Towers, Inc.
Jason L. Bonfigt	Vice President and Chief Financial Officer

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to support the overall objective of maximizing long-term stockholder value by aligning the interests of our executive officers with the interests of our stockholders, and rewarding executive officers for achieving Company and individual objectives as established by the Compensation Committee. The executive compensation program is also designed to provide compensation opportunities that attract and retain the services of talented and experienced leaders vital to our short and long-term success. This Compensation Discussion and Analysis provides a description of the material elements of our executive compensation practices for our executive officers. This description should be read in conjunction with the Summary Compensation Table and related compensation tables in this Proxy Statement.

How We Make Compensation Decisions

Pay for Performance Alignment

Our executive compensation program is intended to align the interests of our executive officers with those of our stockholders using performance based incentives. The Compensation Committee designed the executive compensation program so that variable pay elements (performance based bonuses and long-term incentives) constitute a significant portion of the target compensation opportunity for each executive officer.

Corporate Governance Framework

The Compensation Committee engages in an ongoing review of our executive compensation program to ensure that it supports our compensation policy and ultimately serves the interests of our stockholders. Following are highlights of our corporate governance framework, which the Compensation Committee believes reinforces our pay for performance philosophy:

•Significant Compensation at Risk: Variable pay comprises a significant portion of our executive compensation.

•No Excise Tax Gross-up Payments on Change in Control Benefits:  Our executive compensation arrangements do not include excise tax gross-up payments in the event of a change in control.

•Limited Perquisites and Other Benefits:  We do not provide our executive officers with perquisites such as Company vehicles, club memberships, financial planning assistance, tax preparation or other benefits. We do not offer a service based defined benefit pension plan to our employees.

•Stock Ownership Guidelines:  We require our executive officers and directors to meet stock ownership guidelines (ranging from one to five times annual base salary in the case of executive officers and three times annual cash retainer fees in the case of directors). The stock ownership guidelines are described in more detail below in the section entitled “Stock Ownership Guidelines.”

•Anti-Hedging and Anti-Pledging Policies: We have adopted policies whereby directors, officers and certain other key employees are prohibited from entering into hedging transactions or similar arrangements with respect to our securities and may not pledge our securities as collateral for a loan.

•Clawback Policy: We adopted a policy whereby the Compensation Committee may in its discretion and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 36-month period following the filing of financial statements that are later the subject of a material negative restatement.

•Use of Independent Compensation Consultant:  During 2018, the Compensation Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant.

Role of Compensation Consultant

Pursuant to the terms of its charter, the Compensation Committee has the authority to retain independent advisors to assist in carrying out its responsibilities. Beginning in 2011, the Compensation Committee engaged FW Cook, an independent compensation consultant, to advise the Compensation Committee on certain executive compensation matters, including with respect to benchmarking, compensation trends and retention practices. In 2018, FW Cook performed the following services for the Compensation Committee:

•Provided the Compensation Committee with updates on current trends, regulatory developments and best practices in executive compensation;  and

•Advised the Compensation Committee regarding various compensation design and reporting matters (with respect to both executive compensation and Board compensation), and attended two (2) Compensation Committee meetings held during the year;

FW Cook does not provide any other services to us or to management directly. Accordingly, its work on behalf of the Compensation Committee has not presented any conflict of interest.

Role of Senior Management in Compensation Decisions

The Board and the Compensation Committee make compensation decisions regarding our executive officers. However, in making executive compensation decisions, the Compensation Committee seeks and considers input from senior management. Senior management regularly participates in the Board’s and the Compensation Committee’s activities in the following specific respects:

•Our CEO reports to the Compensation Committee with respect to her evaluation of the performance of our other executive officers. Our CEO makes recommendations as to compensation decisions for these individuals, including base salary levels and the amount and mix of incentive awards. Our CEO is not present when the Compensation Committee deliberates and approves changes to her compensation.

•Our CEO, Chief Financial Officer and Chief Human Capital Officer develop and recommend for consideration by the Compensation Committee performance objectives and targets for our incentive compensation programs. The Compensation Committee makes final determinations of performance objectives and targets.

Consideration of Prior Year Say-on-Pay Vote

In the Compensation Committee’s 2018 compensation setting process, the Compensation Committee considered the results of the votes cast on the “say-on-pay” proposal at our 2017 Annual Meeting and determined that our executive compensation philosophy, objectives and elements continue to be appropriate and align with stockholder interests. In 2018, the Company received a 93% vote in favor of the “say-on-pay” advisory proposal. Accordingly, the Compensation Committee did not make any changes to our 2018 executive compensation program in response to the “say-on-pay” vote.

Use of Peer Group

Since 2008, the Compensation Committee has used a customized peer group for benchmarking purposes. The peer group has been revised and/or updated periodically, following recommendations from the Compensation Committee’s independent compensation consultant. The Compensation Committee most recently considered the appropriate peer group in February 2019. At that time, five companies were removed from the 2018 peer group.  Two of these companies (Hardinge, Inc. and Key Technology, Inc.) had been acquired and no longer report publicly.  Three other companies (Ampco-Pittsburgh Corporation, Preformed Line Products Company and Thermon Group Holdings, Inc.) were removed because their revenues fall outside of the target revenue range. Four additions were made to the peer group (ASV Holdings, Inc., Capstone Turbine Corporation, FuelCell Energy, Inc. and Plug Power, Inc.). Following this review, the Compensation Committee approved the following custom peer group for 2019 executive compensation benchmarking purposes:

ASV Holdings, Inc.	Enphase Energy, Inc.	Perma-Pipe International Holdings, Inc.
Capstone Turbine Corporation	FuelCell Energy, Inc.	Plug Power, Inc.
DMC Global Inc.	Graham Corporation	Twin Disc, Incorporated
The Eastern Company	Hurco Companies, Inc.

Elements of Compensation

Overview

The Compensation Committee has implemented a formalized compensation structure for our executive officers that includes base salary, an annual incentive opportunity and long-term incentives. In allocating compensation among these components, the Compensation Committee believes that each executive officer’s target compensation should include a significant performance based component. The Compensation Committee does not solely use a formulaic approach in determining the weighting of each component of total compensation. Rather, after setting each separate component of compensation, the Compensation Committee reviews the total compensation package of each executive officer relative to market and performance.

Components

Base Salary

We pay our executive officers fixed annual salaries, which provide a degree of financial stability and are intended to reflect the competitive marketplace, to attract and retain quality executive officers. The Compensation Committee reviews base salaries for all executive officers on an annual basis. In determining the base salary for each executive officer, the Compensation Committee assesses the responsibilities associated with the executive officer’s position, individual contributions and performance, skill set, prior experience, and the external market for the position. Although the median of peer group market data is used as a benchmark to set base salaries for our executive officers, actual base salaries may be higher or lower than the median based on the factors set forth above.

Annual Incentive Opportunity

We provide our executive officers with short-term incentive compensation through our annual cash bonus program, the Executive Short-Term Incentive Program (the “STIP”). The STIP is designed to reward our executive officers for achieving pre-established performance goals. The Compensation Committee administers the STIP, including setting annual incentive goals for performance against both financial targets and key business objectives, and then assessing actual performance against those targets at the end of the incentive period. Under the STIP, each executive officer has an annual target bonus opportunity equal to a fixed percentage of base salary, which takes into account peer group market data and the unique skills and contributions of each individual. The STIP target percentage ranges from a minimum of 30% of base salary for certain executive officers, up to 100% of base salary in the case of our chief executive officer. Actual STIP payouts may range from 0% to 150% of target depending on the level of performance achieved during the year. All payments under the STIP are subject to the discretion of the Compensation Committee.

Long-Term Incentives

We provide our executive officers with long-term incentive compensation through our Executive Long-Term Incentive Program (the “LTIP”), which is administered under the 2015 EIP. The LTIP is designed as a long-term incentive vehicle to retain key executive officers, promote higher levels of Company stock ownership by executive officers, and encourage long-term planning by the senior leadership team. The LTIP is intended to deliver market competitive long-term incentive opportunities that encourage the behaviors and long-term perspective necessary for creating stockholder value. The Compensation Committee administers the LTIP, including setting long-term incentive goals based upon corporate performance and determining the threshold, target and maximum payout levels for each plan year. Under the LTIP, each executive officer has a target bonus opportunity based on peer group market data and the unique skills and contributions of each individual.

The chart below shows the targeted total compensation mix for our CEO for 2018:

2018 Compensation

Base Salary

Base salaries for executive officers are reviewed annually by the Compensation Committee, or when there is a significant change in responsibilities.  In 2018, Ms. Kushner’s base salary, which was near the bottom quartile for the peer group, was increased by 2.5%, in line with the general market.  In May 2018, Mr. Blashford was promoted to the position of Chief Operating Officer and his salary was adjusted 5% to reflect his added responsibilities and bring his salary closer to market.  Mr. Bonfigt’s salary was increased by 5% to move his compensation closer to market, reflecting his positive development in the position. The following table sets forth 2018 base salary information for our NEOs:

Executive Officer	Beginning Base Salary	Adjustment Date	Ending Base Salary
Stephanie K. Kushner	$ 418,000	6/25/18	$ 428,450
Eric B. Blashford	$ 295,196	5/4/18	$ 310,000
Jason L. Bonfigt	$ 215,000	6/25/18	$ 225,750

Annual Incentive Opportunity

2018 STIP Payout.  STIP targets for 2018 were based 50% on income targets, 25% on booking diverse orders and 25% on the Compensation Committee’s assessment of performance against individual goals.

The following table shows the threshold, target and maximum 2018 operating income (“OI”) targets established for purposes of determining 2018 STIP award payouts for all executive officers, for both consolidated Company financial results and for Towers and Heavy Fabrications segment financial results:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2018 Consolidated Income from Continuing Operations	$323,000	$ 891,000	$ 1,336,000
2018 Towers and Heavy Fabrications OI	4,750,000	$ 4,837,000	$ 6,287,000

For 2018, we reported a consolidated Loss from Continuing Operations of ($24,002,000), below the minimum Threshold amount, resulting in no award for the 50% financial performance component of the 2018 STIP.  For the Towers and Heavy Fabrications segment, we reported an Operating Loss of ($4,346,000), also below the minimum threshold amount.  Consequently, our NEOs received no payment with regard to the 50% financial performance component of the STIP.

The following table shows the threshold, target and maximum 2018 Diverse Orders targets established for purposes of determining 2018 STIP award payouts for all executive officers, for both consolidated Company financial results and for Towers and Heavy Fabrications segment financial results:

	Threshold (50% payout)	Target (100% payout)	Maximum (150% payout)
2018 Consolidated Diverse Orders	$39,214,000	$46,768,000	$57,344,000
2018 Towers and Heavy Fabrications Diverse Orders	$18,169,000	$23,003,000	$29,771,000

For 2018, we booked Consolidated Diverse Orders of $40,005,000, an achievement above threshold but below target, resulting in a payout of 55.2% of target for this 25% of the 2018 STIP.  For Towers and Heavy Fabrications, we booked Diverse Orders of $15,492,000, which was below the minimum Threshold amount.  Consequently, there was no payment to our NEOs under this metric.

The Compensation Committee evaluated executives’ performance against individual objectives, noting progress made in many key areas, including liquidity management, the successful turn-around of the Gearing segment and the growth and diversification of the heavy fabrications product line.  However, because the minimum EBITDA threshold was not achieved, senior management  was deemed ineligible for payouts related to individual performance goals.

Based on these factors, total 2018 STIP payouts to the NEOs were as follows:

Executive Officer	2018 STIP Payout
Stephanie K. Kushner	$ 58,350
Eric B. Blashford	$ 10,510
Jason L. Bonfigt	$ 15,177

Long-Term Incentives

2018 LTIP Structure    Beginning with the 2017 grant and continuing into 2018, the Compensation Committee adopted a 3-year LTIP structure that (i) uses a performance index (as described below, the “PI”) formula as the metric for calculating performance-based LTIP payouts, (ii) shifts to a higher level of performance-based versus time-based awards, (iii) provides that the award will be paid completely in our common stock and (iv) provides that potential achievement ratings may range from 0% to 200% of target.

The 2017 and 2018 LTIP awards were allocated in the following manner: 45% time-based RSUs which vest in three equal annual tranches on the anniversary of the grant date; and 55% performance-based RSUs tied to successful growth in the PI over a three-year performance period, beginning at the start of the fiscal year during which the RSUs are granted.

The performance-based RSU awards are tied to our success at growing stockholder value over the three-year performance period, as calculated below:

PI is measured annually, as:  (Consolidated EBITDA x Target Multiple) – Average Net Debt

Average Shares Outstanding

Where:

Target Multiple:Is set annually by the Board to approximate market EBITDA multiples for peers

Average Net Debt:  Average of 12 monthly totals of Short-term debt + Long-term debt –Cash & Marketable Securities

Average Shares Outstanding: As presented in our external financial statements

For the 2018 grant, performance goals were set based on achieving targeted annual growth in fiscal years 2018 to 2020 PI from the 2017 base year.  Payout of the performance-based bonus for the three-year period is linked to achievement of cumulative total PI relative to the targeted PI for the three-year performance period. However, at the conclusion of each of years one and two, partial vesting up to a pro rata share of the targeted amount is available if the PI growth rate for the respective period is achieved.

The following table summarizes the awards granted in 2018 to the NEOs under the LTIP, as approved by the Compensation Committee at its February 2018 meeting:

Executive Officer	Targeted 2018 LTIP Value (% of Base Salary)	2018 LTIP Time-Based RSUs Granted (1)	2018 LTIP Performance-Based RSUs Awarded (at Target) (2)
Stephanie K. Kushner	100%	62,700	76,633
Eric B. Blashford	50%	22,140	27,060
Jason L. Bonfigt	50%	16,125	19,708

(1)	Represents 45% of total 2018 LTIP value.
(2)	Represents 55% of total 2018 LTIP value at target. Actual payout ranges from 0 to 2 times target.

Vesting of 2017 and 2018 Performance-Based RSUs.  Under the current LTIP structure, performance shares are earned based on year-over-year growth in PI against the base period.  Although the full performance period is 3 years, partial vesting of a pro-rated number of shares is available after each of years one and two of the three year period to the extent PI growth meets or exceeds the targeted percentage.  For the 2017 and 2018 plan years, no performance shares have vested for our NEOs because consolidated EBITDA and therefore the PI fell below target minimums.

2019 Compensation

Base Salary

Pursuant to the Compensation Committee’s annual review of our executive officers’ base salaries, and taking into consideration peer data, Ms. Kushner’s base salary was not increased because it was deemed to be in line with peers.   Mr. Blashford’s base salary was increased 3.2% from $310,000 and Mr. Bonfigt’s salary was increased 6.3% from $225,750 to $240,000.  All salary increases will be effective April 1, 2019.  The following table sets forth 2019 base salary information for our NEOs:

Executive Officer	Beginning Base Salary	Adjustment Date	New Base Salary
Stephanie K. Kushner	$ 428,450	4/1/2019	$ 428,450
Eric B. Blashford	$ 310,000	4/1/2019	$ 320,000
Jason L. Bonfigt	$ 225,750	4/1/2019	$ 240,000

Annual Incentive Opportunity

2019 STIP Structure

At its December 2018 meeting, the Compensation Committee modified the structure of the STIP for 2019, linking 50% of the potential bonus payment to earnings targets, 25% to targets for booking orders that will further diversify the Company’s customer base, and 25% based on achieving targeted reductions in the average Cash Conversion Cycle (CCC).  The Cash Conversion Cycle is defined as a 13-point month-end average of: a) the number of days sales tied up in accounts receivable net of customer deposits; plus b) the number of days cost of sales tied up in inventories; less c) the number of days cost of sales financed by accounts payable. The introduction of the CCC target reflects the desire to increase management’s focus on minimizing the CCC and thereby improving liquidity and reducing interest expense.

Other Compensation Practices and Policies

Severance and Change in Control Provisions

Our employment agreement with Ms. Kushner and our severance and non-competition agreements with our other named executive officers contain severance and change in control provisions. These are more fully described below under the heading “Potential Payments Upon Termination of Employment or Change in Control.” The severance provisions are intended to protect the executive officers from the loss of reasonably expected compensation and benefits (i) if we terminate the executive officer’s employment without cause or (ii) in the case of Ms. Kushner, if she terminates her employment for good reason. We provide severance benefits to recruit and retain executive officers, and we believe this benefit enhances our ability to attract and retain executive officers during challenging economic circumstances and in a competitive job market for executive talent. We believe the change in control provisions are aligned with the interests of our stockholders, enabling us to retain the executive officers in the event of a pending, threatened or actual change in control. The provisions are also intended to provide our executive officers with incentives to obtain the highest possible value in the event of a future acquisition of the Company, despite the risk of losing employment.

Other Benefits

Our executive officers participate in our corporate-wide benefit programs and are provided benefits that are generally commensurate with the benefits provided to other full-time employees, which includes participation in our qualified defined contribution plan. We do not provide our executive officers with perquisites or other personal benefits such as Company vehicles, club memberships, financial planning assistance, tax preparation, or other benefits. Term life insurance is provided to Ms. Kushner and Messrs. Blashford and Bonfigt. These perquisites are disclosed in the “Details Behind All Other Compensation Column” table below.

Stock Ownership Guidelines

To further align the interests of our executive officers and directors with the interests of our stockholders, the Board adopted stock ownership guidelines for our executive officers and directors in March 2011. The required stock ownership levels are to be achieved within five years of first appointment or election as an executive officer or director, as applicable. The stock ownership guidelines require (i) each director to own a number of shares of our common stock having a value equal to three times the annual cash retainer fees earned in the immediately preceding calendar year, and (ii) each executive officer to own a number of shares of our common stock having a value equal to a multiple of the executive officer’s base salary then in effect, divided by the closing price of the stock, as follows:

Position	Multiple of Base Salary
President and Chief Executive Officer	5 times
Chief Financial Officer and Chief Operating Officer (as applicable)	3 times
All Other Executive Officers	1 times

If an executive officer fails to satisfy the requirements of the stock ownership guidelines, the executive officer may have 25% of his or her annual incentive bonus paid solely in shares of our common stock until the executive officer owns the requisite number of shares. If a director fails to satisfy the requirements of the stock ownership guidelines, the director may have 25% of his or her director fees paid solely in shares of our common stock until the director owns the requisite number of shares. The Board has the authority and discretion to administer, interpret, amend or modify the stock ownership guidelines and to make all determinations that may be necessary or advisable in connection therewith (e.g., to take into account market volatility and instances of individual hardship).

Policies on Hedging and Pledging

Under our Policy Statement on Inside Information and Securities Trading (the “Policy”), all “Designated Persons” (as defined in the Policy to include our directors, officers and certain other key employees or representatives), are prohibited from entering into hedging or monetization transactions or similar arrangements with respect to our securities, including the purchase or sale of “puts” or “calls” or the use of any other derivative instruments. Additionally, under the Policy, Designated Persons (i) may not pledge our securities as collateral for a loan, and (ii) must obtain pre-clearance from a “Securities Trading Administrator” (as defined in the Policy) before engaging in any transaction involving our securities.

Clawback Policy

The Compensation Committee periodically reviews the Policy on Recoupment of Incentive Compensation, which has been in place since 2014.  During 2017, the Compensation Committee revised the policy to extend the applicable time period subject to recapture from 12 to 36 months.  Under the revised policy, the Compensation Committee may in its discretion and to the extent legally permitted, require the return, repayment or forfeiture of any annual or long-term incentive payment or award made or granted to any current or former executive officer during the 36-month period following the filing with the SEC of financial statements that are later the subject of a material negative restatement (a “Restatement”), if: (i) the payment or award was predicated upon achieving certain financial results that were subsequently the subject of the Restatement; (ii) the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement; and (iii) a lower payment or award would have been made to the executive officer based upon the restated financial results. In each such instance, the amount required to be returned, repaid or forfeited shall be the amount by which the executive officer’s payment or award for the relevant period exceeded the lower payment or award that would have been made or granted based on the restated financial results.

In addition, the Compensation Committee may in its discretion and to the extent legally permitted, require the return or repayment of any profits realized by such executive officer on the sale of our securities received pursuant to any such award granted during such 36-month period following the filing with the SEC of financial statements that are later the subject of such a Restatement, if the Compensation Committee determines that the executive officer engaged in intentional misconduct that caused the need for the Restatement.

Tax Deductibility of Executive Compensation

Section 162(m) of the IRC (“Section 162(m)”) limits to $1,000,000 per year the deduction that a publicly held corporation may take for compensation paid to each of its CEO, CFO and the three other most highly compensated employees. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed with the 2017 Tax Cuts and Jobs Act (the “Tax Act”) effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain written binding contracts in place as of November 2, 2017 and not materially modified on or after that date.  To the extent a contract was effective on November 2, 2017, any amount the Company would be obligated to pay pursuant to that contract under applicable law would not be subject to the performance-based compensation repeal with the Tax Act. The Compensation Committee recognizes the desirability of preserving the deductibility of payments made to our executive officers and will continue to assess the impact of Section 162(m) on our compensation practices. The Compensation Committee also believes that it must maintain flexibility in its approach in order to structure a program that is the most effective in attracting, motivating and retaining our key executive officers. Further, the Compensation Committee believes that 162(m) will have no material effect on the organization due to its significant amount of NOLs.

Report of the Compensation Committee of the Board of Directors on 2018 Executive Compensation

This report is submitted by the Compensation Committee of the Board. The Compensation Committee has reviewed the Compensation Discussion and Analysis and discussed it with management and, based on the review and discussion, has recommended to the Board that it be included in the Company’s Proxy Statement for its 2019 Annual Meeting of Stockholders and Annual Report on Form 10-K for the year ended December 31, 2018.

Members of the Compensation Committee:
Cary Wood (Chairman)
Philip J. Christman
Thomas A. Wagner

2018 Summary Compensation Table

The following table provides information regarding the compensation earned during the last two fiscal years by the following executive officers, whom we collectively refer to as our “named executive officers” or “NEOs” for purposes of this Proxy Statement.

						Non-Equity
				Stock	Option	Incentive Plan	All Other
Name and Principal Position	Year	Salary	Bonus	Awards (1)	Awards	Compensation	Compensation (2)	Total
Stephanie K. Kushner	2018	$422,823	—	$333,006	—	$58,350	$13,956	$828,135
President & Chief	2017	$418,000	—	$499,343	—	$50,160	$13,906	$981,409
Executive Officer

Eric B. Blashford	2018	$304,648	—	$117,588	—	$10,510	$11,300	$444,046
Chief Operating Officer and President, Broadwind Towers, Inc.	2017	$293,898	—	$171,186	—	$19,689	$10,181	$494,954

Jason L. Bonfigt	2018	$219,962	—	$85,641	—	$15,177	$8,999	$329,779
Vice President & Chief Financial Officer	2017	$191,231	—	$64,617	—	$13,386	$6,326	$275,560

(1)

Represents the aggregate grant date fair value of all performance-based and time-based RSUs granted during the applicable year and calculated in accordance with ASC Topic 718 under our Equity Incentive Plan that was in effect at the time of grant, and assumes no forfeiture rates derived in the calculation of the grant date fair value of the awards. The assumptions used to determine the valuation of the 2018 awards are discussed in Note 15 to our consolidated financial statements included in our Annual Report.

(2)	Please see the “Details Behind All Other Compensation Column” table below, a separate table provided for additional information regarding these amounts.

Details Behind All Other Compensation Column

The following table sets forth details concerning the information in the “All Other Compensation” column in the above 2018 Summary Compensation Table.

	Registrant
	Contributions	Life/
	to Defined	Disability
	Contribution	Insurance
Name	Plans (1)	Premiums (2)	Other	Total
Stephanie K. Kushner	$11,000	$2,956	$—	$13,956
Eric B. Blashford	$11,000	$200	$100	$11,300
Jason L. Bonfigt	$8,799	$200	$—	$8,999

(1)Represents the value of the 401(k) plan matching contributions made by us for 2018, which matching contribution was paid in full in Company stock.

(2)Represents the contributions by us to life insurance, long-term disability insurance and accidental death and dismemberment insurance premiums.

Outstanding Equity Awards at 2018 Year End

The following table includes certain information with respect to the value of all unexercised options to purchase shares of our common stock and unvested shares of restricted stock and RSUs previously awarded to the NEOs as of December 31, 2018.

		Option Awards				Stock Awards
		Number of	Number of			Number of	Market
		Securities	Securities			Shares or	Value of Shares or
		Underlying	Underlying			Units of	Units of Stock
		Unexercised	Unexercised	Option	Option	Stock That	That Have
		Options	Options	Exercise	Expiration	Have	Not
Name	Grant Date	Exercisable	Unexercisable	Price	Date	Not Vested (1)	Vested (2)
Stephanie K. Kushner	2/20/2018	—	—	—	—	62,700	$81,510
	2/20/2018 (3)	—	—	—	—	76,633	$99,623
	2/21/2017	—	—	—	—	27,588	$35,864
	2/21/2017 (4)	—	—	—	—	50,578	$65,751
	2/22/2016	—	—	—	—	25,140	$32,682
	5/04/2012	34,129	—	$3.39	5/04/2022	—	—
	3/07/2011	14,910	—	$13.50	3/07/2021	—	—
	3/09/2010	5,323	—	$54.40	3/09/2020	—	—
	7/29/2009	2,500	—	$99.90	7/29/2019	—	—

Eric B. Blashford	5/4/2018 (5)	—	—	—	—	50,000	$65,000
	2/20/2018	—	—	—	—	22,140	$28,782
	2/20/2018 (3)	—	—	—	—	27,060	$35,178
	2/21/2017	—	—	—	—	9,458	$12,295
	2/21/17 (4)	—	—	—	—	17,339	$22,541
	2/22/2016	—	—	—	—	12,229	$15,898

Jason L. Bonfigt	2/20/2018	—	—	—	—	16,125	$20,963
	2/20/2018 (3)	—	—	—	—	19,708	$25,620
	2/21/2017	—	—	—	—	3,570	$4,641
	2/21/2017 (4)	—	—	—	—	6,545	$8,509
	7/25/2016	—	—	—	—	3,234	$4,204

(1)Unless otherwise noted, these RSUs vest in one-third increments on each of the first through third year anniversaries of the date of grant.

(2)The market value of shares or units of stock that have not vested reflects a stock price of $1.30, the closing market price of our common stock on December 31, 2018 (the final trading day of 2018).

(3)2018 LTIP performance-based RSUs that vest in 3 years provided the performance metric is achieved. Although partial vesting up to a pro rata share of the target amount may occur if the applicable target growth rate is achieved, no partial vesting occurred after the first year. Achievement of the full award could occur, however, if the targeted annual growth in PI occurs following the completion of the three-year performance period.

(4)2017 LTIP performance-based RSUs that vest in 3 years provided the performance metric is achieved. Although partial vesting up to a pro rata share of the target amount may occur if the applicable target growth rate is achieved. After the first two years, no partial vesting has occurred. Achievement of the full award could occur, however, if the targeted annual growth in PI occurs following the completion of the three-year performance period.

(5)The RSU vests on the third anniversary of the date of grant.

Potential Payments Upon Termination of Employment or Change in Control

Employment Agreement with CEO

In connection with the appointment of Ms. Kushner as our President and CEO, we entered into a three-year Second Amended and Restated Employment Agreement with Ms. Kushner dated as of May 20, 2016 (the “Employment Agreement”). The Employment Agreement provides for the following compensation and benefits:

•	An initial annual salary of $418,000, subject to review and adjustment on an annual basis.

•	An annual target cash bonus of up to 150% of Ms. Kushner’s base salary, in the event we achieve certain performance targets.

•	Entitlement to participate in our stock incentive program, with a target annual equity grant equal to 100% of Ms. Kushner’s base salary.

•	A $1.5 million term life insurance policy.

•

If Ms. Kushner’s employment is terminated by us without “Cause” or by Ms. Kushner for “Good Reason” (each as defined in the Employment Agreement) before a change in control, severance benefits consisting of a lump-sum payment equal to 18 months of Ms. Kushner’s then-current base salary, the pro-rata portion of Ms. Kushner’s target bonus earned for the year in which termination of employment occurs based on our actual performance, and 18 months of COBRA premium payments.

•

If Ms. Kushner’s employment is terminated by us or a successor entity without “Cause” or by Ms. Kushner for “Good Reason” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to two years of Ms. Kushner’s then-current base salary, the pro-rata portion of Ms. Kushner’s target bonus earned for the year in which termination of employment occurs based on our actual performance (if determinable), 18 months of COBRA premium payments, and accelerated vesting of unvested options and restricted stock awards.

•	Death and disability benefits, including payment of the portion of Ms. Kushner’s target bonus earned for the year in which the termination occurs.

Ms. Kushner will be subject to 18-month non-solicitation and non-competition covenants following termination of employment, as well as confidentiality obligations.  For additional information regarding the Employment Agreement, please see the full text of the Employment Agreement filed on May 24, 2016 as Exhibit 10.1 to our Current Report on Form 8-K.

Severance and Non-Competition Agreements

The Company has entered into severance and non-competition agreements with Messrs. Blashford and Bonfigt, which include 12-month non-competition and non-solicitation obligations following termination of employment and provide for the following compensation and benefits:

•

Upon termination of the NEO’s employment for “Cause” (as defined in the agreement), unpaid but accrued base salary, unpaid benefits and any unpaid bonus earned in accordance with the then applicable bonus plan or program.

•

If the NEO’s employment is terminated by us without “Cause” prior to a change in control and the NEO has been employed by us for at least 12 months prior to the date of termination, severance benefits consisting of a lump-sum payment equal to six months of the NEO’s then-current base salary.

•

If the NEO’s employment is terminated by us or a successor entity without “Cause” within one year of a change in control, severance benefits consisting of a lump-sum payment equal to 12 months of the NEO’s then-current base salary.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2018 with respect to compensation plans under which shares of our common stock are authorized for issuance.

	(a)	(b)	(c)
Number of
securities
remaining
available
for future
	Number of securities	Weighted average	issuances
	to be issued upon	exercise price of	under equity
	exercise of	outstanding	compensation
	outstanding	options,	plans (excluding
	options, warrants	warrants and	securities reflected
Plan Category	and rights (1)	rights	in column (a))
Equity compensation plans approved by security holders	862,706	$3.95	135,192
Total	862,706	$3.95	135,192

(1)Includes outstanding stock options to purchase shares of our common stock and outstanding restricted stock awards pursuant to the Amended and Restated Broadwind Energy, Inc. 2007 Equity Incentive Plan, the Broadwind Energy, Inc. 2012 Equity Incentive Plan, and the 2015 EIP (collectively, the “Equity Incentive Plans”). Each of the Equity Incentive Plans has been approved by our stockholders.

CERTAIN TRANSACTIONS AND BUSINESS RELATIONSHIPS

Under the Audit Committee’s charter and applicable provisions of our Code of Ethics, the Audit Committee has the responsibility to review transactions that are considered related party transactions pursuant to Item 404 of Regulation S-K and to assess whether such transactions meet applicable legal requirements. Directors and executive officers who believe that they may be related parties in transactions with us will inform the Board or the Audit Committee of such belief and provide all relevant information. In accordance with Delaware law, any such transaction must be (a) approved or ratified in good faith by the Board or the Audit Committee by a majority vote of disinterested directors; (b) approved in good faith by a vote of stockholders sufficient for the purpose; or (c) fair to us at the time the transaction is approved or ratified. Additionally, under applicable law, a transaction would not be void or voidable solely because it was with a related party, the related party was present at or participated in a meeting of the Board or the Audit Committee in which the transaction was approved, or the related party’s vote was counted for such purpose, if the material facts as to the related party’s relationship or interest as to the transaction are disclosed or known to the Board or the Audit Committee or to our stockholders entitled to vote thereon.

PROPOSALS TO BE VOTED UPON

ELECTION OF DIRECTORS

(Proposal No. 1)

General Information

Pursuant to a recommendation by the Governance/Nominating Committee, the Board has determined that the number of directors will be set at six (6) and that six (6) directors will be elected at the Annual Meeting. In connection with the Annual Meeting, all of the nominees are current members of the Board:  Philip J. Christman, Terence P. Fox, Stephanie K. Kushner, David P. Reiland, Thomas A. Wagner and Cary B. Wood.

In the absence of other instructions, each proxy will be voted for each of the nominees. If elected, each nominee will serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and qualified. If, prior to the Annual Meeting, it should become known that any of the nominees will be unable to serve as a director after the Annual Meeting by reason of death, incapacity or other occurrence, the proxies will be voted for such substitute nominee as is selected by the Board or, alternatively, not voted for any nominee.

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” each of the nominees to the Board set forth in this Proposal No. 1.

ADVISORY (NON-BINDING) VOTE TO APPROVE EXECUTIVE COMPENSATION

(Proposal No. 2)

Section 14A of the Exchange Act requires us to give our stockholders the opportunity to approve, on a non-binding advisory basis, the compensation of our NEOs. Accordingly, we are presenting this proposal, commonly known as a “Say-on-Pay” proposal, which gives our stockholders the opportunity to express their views on the compensation of our named executive officers by voting for or against the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and other related tables and disclosures set forth in such Proxy Statement.”

Stockholders are urged to read this Proxy Statement carefully and consider the various factors regarding compensation matters discussed therein.

Our executive compensation philosophy is specifically designed to:

•	Attract, motivate and retain talented and experienced leaders vital to our short-and long-term success; and

•	Align the interests of executives with those of our stockholders by rewarding performance that enhances stockholder value.

•	Include as part of overall compensation, a significant component of variable pay elements (performance-based bonuses and long-term incentives) to reflect pay for performance.

The Compensation Committee structures our executive compensation plans and programs in accordance with this philosophy, and the compensation paid to our NEOs reflects this philosophy.

Although this vote is advisory and thus non-binding, the Board and the Compensation Committee value the opinions of our stockholders and will consider the outcome of this Say-on-Pay vote when evaluating our compensation philosophy, policies and practices.

Proxies submitted without direction pursuant to this solicitation will be voted “FOR” the above resolution.

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” the non-binding advisory resolution approving the compensation of our named executive officers as disclosed in this Proxy Statement.

RATIFICATION OF SECOND AMENDMENT

OF SECTION 382 RIGHTS PLAN

(Proposal No. 3)

  The Board is asking stockholders to amend the Company’s Section 382 rights plan on the terms described herein.  The Section 382 rights plan was originally adopted on February 12, 2013 and approved by the stockholders at the Company’s 2013 Annual Meeting (the “Initial Rights Plan”) and amended on February 5, 2016 and approved by the stockholders at the Company’s 2016 Annual Meeting (the “First Amendment”). The Initial Rights Plan was adopted in an effort to protect stockholder value by preserving our ability to use our net operating losses, built-in losses and other tax benefits (collectively, the “NOLs”). The Initial Rights Plan had a term of three years and was extended an additional three years by the First Amendment, expiring on February 22, 2019.  On February 7, 2019, the Board entered into a Second Amendment to Section 382 Rights Agreement (the “Second Amendment”) with Equiniti Trust Company, formerly Wells Fargo, National Association (“Equiniti”), as rights agent, which proves for a  three-year extension of the Initial Rights Plan upon expiration of the current term, modified the purchase price for each one one-thousandth of a share pursuant to the exercise of a right from $9.81 to $4.25, and incorporated certain other amendments thereto.  The Initial Rights Plan, the First Amendment and the Second Amendment are collectively referred to herein as the “Rights Plan.”  If the stockholders do not approve the Second Amendment, the Rights Plan will automatically expire subsequent to the Annual Meeting.

Background and Reasons for the Proposal

       As of December 31, 2018, we estimate that we had approximately $282.5 million (before valuation allowances) of deferred tax assets generated by net operating losses, built-in losses and other tax benefits. The net operating losses prior to 2018 do not fully expire for many years. For example, any federal net operating losses in 2017 would generally not expire until 2037. To the extent we have future taxable income, and until the net operating losses expire, they can be used to offset future taxable income, if any. In addition, net operating losses generated in 2018 and beyond will have an indefinite life and never expire.

       Because the amount and timing of our future taxable income, if any, cannot be accurately predicted, we cannot estimate the exact amount of NOLs that can ultimately be used to reduce our income tax liability. However, we believe the NOLs are a valuable asset and that it is in our best interests to attempt to preserve their use by approving the Rights Plan.

       Limitations on our ability to use the NOLs would arise if we undergo an “ownership change” under Section 382 of the Internal Revenue Code (“Section 382”). Calculating whether an “ownership change” has occurred is subject to inherent uncertainty. This uncertainty results from the complexity and ambiguity of the Section 382 provisions, as well as limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. The amount by which our ownership may change in the future is uncertain.

The recently enacted Tax Cuts and Jobs Act of 2017 (the “Tax Act”) will generally adversely affect our ability to use NOLs and the benefits of the Rights Plan. Specifically, (i)  NOLs incurred in taxable years beginning after December 31, 2017 may no longer be carried back and (ii) NOLs incurred in taxable years beginning after December 31, 2017 may be carried over indefinitely, but the NOL carryover used in any year is limited 80% of the taxable income in the future taxable year (without regard to the amount of the carryover). Notwithstanding the Tax Act impact on NOLs, the Company believes that the NOLs are a significant asset of the Company.

Section 382 Ownership Calculations

     The benefit of the NOLs would be significantly reduced if we were to experience an “ownership change” as defined in Section 382. In order to determine whether an “ownership change” has occurred, we must compare the percentage of shares owned by each 5% stockholder immediately after the close of the testing date to the lowest percentage of shares owned by such 5% stockholder at any time during the testing period (which is generally a three-year rolling period). An “ownership change” occurs if the aggregate increase in ownership by all such 5% stockholders exceeds 50 percentage points.

       For example, if a single investor acquired more than 50% of our shares in a three-year period, an “ownership change” would occur. Similarly, if ten persons, none of whom owned shares, each acquired slightly over 5% of our shares within a three-year period (so that such persons owned, in the aggregate, more than 50%), an “ownership change” would occur.

       In the event of an “ownership change,” the annual limit pursuant to Section 382 (the “Section 382 Limitation”) is obtained by multiplying (i) the aggregate value of our outstanding equity immediately prior to the “ownership change” (reduced by certain capital contributions made during the immediately preceding two years and certain other items) by (ii) the federal long-term tax-exempt interest rate in effect for the month of the “ownership change” (currently 10.64% as of the Record Date). In calculating the Section 382 Limitation, numerous special rules and limitations apply, including provisions dealing with “built-in gains and losses.”

       If we were to have taxable income in excess of the Section 382 Limitation following a Section 382 “ownership change,” we would not be able to offset tax on the excess income with the NOLs. Although any loss carryforwards not used as a result of any Section 382 Limitation generally would remain available to offset income in future years (again, subject to the Section 382 Limitation) until the NOLs expire, any subsequent “ownership change” could significantly defer the utilization of the loss carryforwards, accelerate payment of federal income tax and cause some of the NOLs to expire unused. Because the aggregate value of our outstanding shares and the federal long-term tax-exempt interest rate fluctuate, it is impossible to predict the Section 382 Limitation on our NOLs should an “ownership change” occur in the future. However, such limitation could be material.

       In determining whether an “ownership change” has occurred, the rules of Section 382 are very complex, and are beyond the scope of this summary discussion. Some of the factors that must be considered in performing a Section 382 “ownership change” analysis include the following:

•All holders who each own less than 5% of a company’s common shares are generally (but not always) collectively treated as a single 5% stockholder. Transactions in the public markets among stockholders who are not 5% stockholders are generally (but not always) treated as a single 5% stockholder.

•There are several rules regarding the aggregation and segregation of stockholders who otherwise do not qualify as 5% stockholders. Certain constructive ownership rules, which generally attribute ownership of shares owned by estates, trusts, corporations, partnerships or other entities to the ultimate indirect individual owner thereof, or to related individuals, are applied in determining the level of share ownership of a particular stockholder. Ownership of shares is generally attributed to both their ultimate beneficial owner as well as to “first tier” and “higher tier” entities, including trusts, corporations, partnerships or other entities.

•Acquisitions by a person which cause that person to become a 5% stockholder generally result in a five percentage (or more) point change in ownership, regardless of the size of the final purchase that caused the threshold to be exceeded.

•Special rules can result in the treatment of options (including warrants) or other similar interests as having been exercised if such treatment would result in an “ownership change.”

•The redemption or buyback of shares by an issuer will increase the ownership of any 5% stockholders (including groups of stockholders treated as a single stockholder) and can contribute to an “ownership change.” In addition, it is possible that a redemption or buyback of shares could cause a holder of less than 5% to become a 5% stockholder, resulting in a five percentage (or more) point change in ownership.

Description of the Rights Plan

The following description of the Rights Plan is qualified in its entirety by reference to the text of the Second Amendment, the First Amendment and the Initial Rights Plan, which are attached to this Proxy Statement as Exhibit A,  Exhibit B and Exhibit C, respectively. We urge you to read carefully the Rights Plan in its entirety as the discussion below is only a summary.

The Rights Plan is intended to act as a deterrent to any person acquiring beneficial ownership of 4.9% or more of our outstanding common shares within the meaning of Section 382 and the Treasury Regulations promulgated thereunder (an “Acquiring Person”) without the approval of the Board. Stockholders who beneficially owned 4.9% or more of our outstanding common shares as of the close of business on February 12, 2013 are not an “Acquiring Person” so long as they do not acquire any additional common shares at a time when they still beneficially own 4.9% or more of our common shares. In addition, the Board may, in its sole discretion, exempt any other person or group from being deemed an Acquiring Person for purposes of the Rights Plan, or exempt any transaction as an exempted transaction for purposes of the Rights Plan.

Amendments to Initial Rights Plan and the First Amendment

The Second Amendment to the Initial Rights Plan, as amended by the First Amendment (i) decreased the purchase price for each one-thousandth of a share of the Company’s Series A Junior Participating Preferred Stock, par value $0.001 per share, from $9.81 to $4.25 (the “Purchase Price”) and (ii) extended the final expiration date of the Initial Rights Plan from February 22, 2019 to February 22, 2022. The decrease in the purchase price of the rights was based upon a valuation by Great American Group Advisory & Valuation Services, L.L.C. d/b/a Great American Group Corporate Valuation Services of the long term trading value of the Company’s common shares. The Second Amendment provides that the Rights will no longer be exercisable if the Company’s stockholders do not approve the Second Amendment at the Company’s 2019 Annual Meeting of Stockholders.

The Rights.     The Board previously authorized the issuance of one right per outstanding common share payable to our stockholders of record as of February 22, 2013. Subject to the terms, provisions and conditions of the Rights Plan, if the rights become exercisable, each right would represent the right to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Series A Preferred Stock”), for a purchase price of $4.25 per right.  If issued, each fractional share of Series A Preferred Stock would give the stockholder approximately the same dividend, voting and liquidation rights as does one common share. However, prior to exercise, a right does not give its holder any rights as a stockholder of the Company, including any dividend, voting or liquidation rights.

  Initial Exercisability.     The rights are not exercisable until the earlier of (i) ten days after a public announcement that a person has become an Acquiring Person or such earlier date as the Board becomes aware that there is an Acquiring Person and (ii) ten business days (or such later date as may be determined by the Board) after the commencement of a tender or exchange offer by or on behalf of a person that, if completed, would result in such person becoming an Acquiring Person. We refer to the date that the rights become exercisable as the “Distribution Date.”

Until the Distribution Date, our common share certificates or the ownership statements issued with respect to uncertificated common shares will evidence the rights and will contain a notation to that effect. Any transfer of common shares prior to the Distribution Date will constitute a transfer of the associated rights. After the Distribution Date, separate rights certificates will be issued and the rights may be transferred apart from the transfer of the underlying common shares, unless and until the Board has determined to effect an exchange pursuant to the Rights Plan (as described below).

Flip-In Event.     In the event that a person becomes an Acquiring Person, each holder of a right, other than rights that are or, under certain circumstances, were beneficially owned by the Acquiring Person (which will thereupon become void), will thereafter have the right to receive upon exercise of a right and payment of the Purchase Price, a number of common shares having a market value of two times the Purchase Price. However, rights are not exercisable following the occurrence of a person becoming an Acquiring Person until such time as the rights are no longer redeemable by us (as described below).

     Exempted Persons and Exempted Transactions.     The Board recognizes that there may be instances when an acquisition of our common shares that would cause a stockholder to become an Acquiring Person may not jeopardize or endanger in any material respect the availability of the NOLs to us. Accordingly, the Rights Plan grants discretion to the Board to designate a person as an “Exempted Person” or to designate a transaction involving our common shares as an “Exempted Transaction.” An “Exempted Person” cannot become an Acquiring Person and an “Exempted Transaction” cannot result in a person becoming an Acquiring Person. The Board may revoke an “Exempted Person” designation if it subsequently makes a contrary determination regarding whether a person jeopardizes or endangers in any material respect the availability of the NOLs to us or otherwise in the Board’s discretion.

     Redemption.     At any time until ten calendar days following the first date of a public announcement that a person has become an Acquiring Person or such earlier date as a majority of the Board becomes aware of the existence of an Acquiring Person, the Board may redeem the rights in whole, but not in part, at a price of $0.001 per right (the “Redemption Price”). The redemption of the rights may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Immediately upon any redemption of the rights, the right to exercise the rights will terminate and the only right of the holders of rights will be to receive the Redemption Price.

Exchange.     At any time after a person becomes an Acquiring Person and prior to the acquisition by the Acquiring Person of 50% or more of the outstanding common shares, the Board may exchange the rights (other than rights that have become void), in whole or in part, at an exchange ratio of one common share, or a fractional share of Series A Preferred Stock (or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) of equivalent value, per right (subject to adjustment). Immediately upon an exchange of any rights, the right to exercise such rights will terminate and the only right of the holders of rights will be to receive the number of common shares (or fractional share of Series A Preferred Stock or of a share of a similar class or series of our preferred shares having similar rights, preferences and privileges) equal to the number of such rights held by such holder multiplied by the exchange ratio.

Expiration.     The rights and the Rights Plan will expire on the earliest of the following:

•the close of business on February 22, 2022;

•the time at which the rights are redeemed;

•the time at which the rights are exchanged;

•the close of business on the effective date of the repeal of Section 382 of the Code or any successor statute if the Board determines that the Rights Plan is no longer necessary or desirable for the preservation of certain tax benefits;

•the close of business on the first day of a taxable year of the Company to which the Board determines that certain tax benefits may not be carried forward; and

•the close of business on the first business day following the date on which the Inspector of Election for the Annual Meeting certifies that the vote on the amendment of the Rights Plan at the Annual Meeting reflects that stockholder approval has not been received.

Anti-Dilution Provisions.     The Board may adjust the Purchase Price of the Series A Preferred Stock, the number of shares of Series A Preferred Stock issuable and the number of outstanding rights to prevent dilution that may occur as a result of certain events, including among others, a share dividend, a share split or a reclassification of the Series A Preferred Stock or of our common shares. With certain exceptions, no adjustments to the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price.

Amendments.     For so long as the rights are redeemable, the Board may supplement or amend any provision of the Rights Plan in any respect without the approval of the holders of the rights. From and after the time there is an Acquiring Person, no amendment can adversely affect the interests of the holders of the rights.

Certain Considerations Relating to the Rights Plan

 The Board believes that attempting to protect the NOLs described above is in our and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an “ownership change” will occur even if the Rights Plan is approved. You should consider the factors below when making your decision.

Future Use and Amount of the NOLs is Uncertain.     Our use of the NOLs depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs at such time will exceed any potential Section 382 limitation.

Potential Challenge to the NOLs.     The amount of the NOLs has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the NOLs, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an “ownership change” has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or other taxing authority will not claim that we experienced an “ownership change” and attempt to reduce the benefit of the NOLs even if the Rights Plan is in place.

Continued Risk of Ownership Change.     Although the Rights Plan is intended to diminish the likelihood of an “ownership change,” we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by purchases and sales of shares by stockholders holding 5% or more of our outstanding common shares, over which we have no control, and new issuances of shares by us, should we choose to do so.

Potential Effects on Liquidity.     The Rights Plan is intended to deter persons or groups of persons from acquiring beneficial ownership of our common shares in excess of the specified limitations. A stockholder’s ability to dispose of our common shares may be limited if the Rights Plan reduces the number of persons willing to acquire our common shares or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common shares and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

Potential Impact on Value.     The Rights Plan could negatively impact the value of our common shares by deterring persons or groups of persons from acquiring our common shares, including in acquisitions for which some stockholders might receive a premium above market value.

Anti-Takeover Effect.     The Board adopted the Rights Plan to diminish the risk that our ability to use the NOLs to reduce potential federal income tax obligations becomes limited. Nonetheless, the Rights Plan may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.9% or more of our common shares or, in the case of a person or group of persons that already own 4.9% or more of our common shares, from acquiring any additional common shares. The Rights Plan could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” the ratification of the Second Amendment to the Initial Rights Plan, to preserve Broadwind's substantial amount of net operating loss carry forwards and other tax benefits.

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE

BROADWIND ENERGY, INC. 2015 EQUITY INCENTIVE PLAN

(Proposal No. 4)

At the Annual Meeting, our stockholders will be asked to approve the amendment and restatement of the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the “Plan”).

The Company’s stockholders approved the adoption of the Plan at the annual stockholder meeting in 2015.  On February 19, 2019, the Board approved an amendment and restatement of the Plan which would, among other things, increase the number of shares of our common stock authorized for issuance under the Plan from 1,100,000 to 2,200,000 shares.  In connection with its consideration of the Plan, the Board consulted with FW Cook, its independent compensation consultant.  You are being asked to consider and approve the amendment and restatement of the Plan.  If the amendment and restatement of the Plan is approved by our stockholders, we will continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented management team who will contribute to our success.

The purposes of the Plan are to:

•align the interests of our stockholders and recipients of awards under the Plan by increasing the proprietary interest of such recipients in our growth and success;

•advance our interests by attracting and retaining officers, other employees, non-employee directors, and independent contractors of the Company and our subsidiaries; and

•motivate such persons to act in the long-term best interests of the Company and our stockholders.

Under the Plan, we may grant:

•non-qualified stock options;

•“incentive stock options” (within the meaning of Section 422 of the IRC);

•stock appreciation rights (“SARs”), in the form of free-standing SARs or SARs granted in tandem with an option;

•restricted stock and restricted stock units (“RSUs”), (together, “Stock Awards”); and

•performance awards.

The Board believes that the amendment and restatement of the Plan is essential for the ongoing success of the Company and its ability to recruit, retain and reward non-employee directors, officers, employees and independent contractors of the Company.  The Board believes that if the amendment and restatement of the Plan is not approved, the Company’s ability to align the interests of its non-employee directors, officers, employees and independent contractors with its stockholders through equity-based compensation would be compromised, in particular, disrupting the Company’s compensation program and impairing the Company’s ability to recruit and retain such persons.

We have used a substantial portion of the previously authorized share pool under the Plan for existing awards. As of the Record Date, 135,192 shares of our common stock remained available for future award grants under the Plan, a number that the Compensation Committee and the Board believe to be insufficient to meet our anticipated needs.  As a result, at the recommendation of the Compensation Committee, on February 18, 2019, the Board approved, subject to stockholder approval, the amendment and restatement of the Plan to, among other things,  (i) increase the number of shares available for issuance by 1,100,000 shares, so that a total of 2,200,000 shares will be available for issuance under the Plan, subject to issuances made prior to the date hereof and consistent with the terms of the Plan, and (ii) remove the restrictions previously included in the Plan that related to the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended, which are no longer applicable as a result of the repeal of the exemption for performance based compensation from the compensation limitation as a result of the enactment of the Tax Cuts and Jobs Act of 2017.   If the amendment and restatement of the Plan is approved by our stockholders, the Compensation Committee believes the total shares available should be sufficient to cover grants over the next three years.    If the Plan is not approved by our stockholders, the Company will be able to continue to issue awards under and pursuant to the terms of the Plan as currently in effect until the shares remaining available for future grant are exhausted.

The Board believes that we have granted equity in a reasonable manner, with a three-year average share usage of approximately 1.96% of the outstanding shares of common stock.  The compensation committee and the Board believe that the increased number of shares to be made available for issuance under the Plan represents a reasonable amount of potential additional equity dilution and allows the Company to continue awarding equity incentives, which have been an important component of our compensation program.  We will continue to evaluate our compensation strategy and programs to ensure they continue to provide a competitive opportunity and align the interests of our stockholders with that of our employees, officers, non-employee directors, and independent contractors.  The Plan is designed with maximum flexibility to grant a variety of equity-based vehicles described below, while maintaining limits that attempt to ensure stockholder dilution levels continue to remain at or below those of comparable companies.

For information on equity compensation plans previously approved by our stockholders, see the Equity Compensation Plan Information section of the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement.

Description of the Plan

The following description of the Plan, as amended and restated, is qualified in its entirety by reference to the amended and restated Plan document, a copy of which is attached as Exhibit D and incorporated into this Proxy Statement by reference.

Plan Highlights

Some of the key features of the Plan include:

•the Plan will be administered by a committee of the Board that is comprised entirely of independent Directors (the “Plan Committee” as further delineated below);

•options and SARs may not be repriced without stockholder approval;

•under the Plan, 1,235,192 shares of our common stock will be available for future awards;

•“liberal share recycling” is prohibited—meaning that the Plan does not recycle shares that were not issued or delivered upon the net settlement or net exercise of an option or SAR, shares delivered to or withheld by us to pay the purchase price or withholding taxes relating to an outstanding award or shares repurchased by us on the open market with the proceeds of a stock option exercise;

•minimum vesting and restriction periods, provided that an award agreement may provide for accelerated vesting upon various termination events; and

•except with respect to substitute awards granted in connection with a corporate transaction or due to a capitalization adjustment, the purchase price of options and the base price for SARs granted under the Plan may not be less than the fair market value (“FMV”) of a share of our common stock on the date of grant.

Eligibility; Plan Benefits

Participants in the Plan consist of such employees, officers, non-employee directors, and independent contractors, and persons expected to become employees, officers, non-employee directors, and independent contractors, of the Company and our subsidiaries as the Plan Committee in its sole discretion may select from time to time.  As of the Record Date, approximately 114 employees, six (6) officers, and  five (5) non-employee directors of the Company and our subsidiaries are eligible to participate in the Plan.

Since all awards will be made at the discretion of the Plan Committee, it is not possible to determine the amount, timing or recipients of future awards.  Therefore, it is not presently possible to determine the benefits or amounts that will be received by particular eligible persons or groups pursuant to the Plan in the future.  We expect that the Company’s award grants made in 2019 will not be substantially different from those actually made in 2018 under the Plan. For information regarding stock-based awards granted to our named executive officers during 2018, see the 2018 Compensation section of the Compensation Discussion and Analysis beginning on page 17 of this Proxy Statement.  Additionally, eligible employees who participate in the Company’s 401(k) retirement savings plan currently receive the Company’s matching contribution in the form of Company common stock.

Administration

The Plan will be administered by a committee designated by the Board (the “Plan Committee”), consisting of two or more members of the Board. Each member of the Plan Committee is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the NASDAQ rules.

Subject to the provisions of the Plan, the Plan Committee will have the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by an agreement containing such provisions not inconsistent with the Plan as the Plan Committee approves. The Plan Committee will also have authority to establish rules and regulations for administering the Plan and to decide questions of interpretation or application of any provision of the Plan. The Plan Committee may approve an award agreement that, upon the termination of an award holder’s employment or service, provides that, or may, in its sole discretion, otherwise take action such that (1) any or all outstanding options and SARs will become exercisable in part or in full, (2) all or a portion of a restriction period on any Stock Award will lapse, (3) all or a portion of any performance period applicable to any restricted stock, RSUs or performance awards will lapse, and (4) any performance measures applicable to any outstanding award will be deemed satisfied at the target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the Plan to the Board, the CEO or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to the CEO or any executive officer with respect to grants of awards to persons who are subject to Section 16 of the Exchange Act.

Available Shares

If the amendment and restatement of the Plan is approved, 2,200,000 shares of our common stock will be available for grants, subject to issuances made prior to the date hereof and consistent with the terms of the Plan, of which no more than 2,200,000  shares in the aggregate may be issued in connection with incentive stock options.  The number of available shares is subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger, spin-off or other similar change or event. The number of available shares will be reduced by the aggregate number of shares that become subject to outstanding options, free-standing SARs, and Stock Awards granted under the Plan or delivered upon the settlement of performance awards. To the extent that shares of common stock subject to an outstanding option, free-standing SAR, Stock Award, or performance award granted under either the Plan, or any other plan previously maintained by us under which equity awards remain outstanding are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of common stock subject to an option cancelled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option), or (ii) the settlement of such award in cash, then such shares of common stock will again be available under the Plan; provided, however, that shares of common stock subject to an award under the Plan will not again be available under this Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by us to pay the exercise price or withholding taxes relating to an outstanding award and (z) shares repurchased by us on the open market with the proceeds of an option exercise.

The aggregate grant date fair value of shares of common stock that may be granted during any fiscal year of the Company to any non-employee director will not exceed $200,000; provided, however, that this limit will be multiplied by two in the year in which a non-employee director commences service on the Board and this limit will not apply to awards made pursuant to an election to receive the award in lieu of all or a portion of fees received for service on the Board or any of its committees. On the Record Date, the closing sale price per a share of our common stock as reported on NASDAQ was $1.60.

Change in Control

In the event of a change in control of the Company, the Board (as constituted prior to the change in control) may, in its discretion, require that: (i) some or all outstanding options and SARs will immediately become exercisable in full or in part, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and/or (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of stock of the company resulting from or succeeding to our business pursuant to such change in control, or the parent thereof, be substituted for some or all of the shares of common stock subject to outstanding awards as determined by the Board, and/or require outstanding awards to be surrendered to the Company and provide for the holder of the award to receive a payment in an amount equal to the value of the award, as determined pursuant to the terms of the Plan, in cash, shares of common stock in the company resulting from the change in control, or the parent thereof, or a combination of cash and shares.

Under the terms of the Plan, a change in control generally means (i) the acquisition of more than 50% of the total FMV or voting power of our stock, (ii) during any 12-month period, the acquisition of more than 40% of the total voting power of our stock or there is a majority change in the composition of the Board, or (iii) during any 12-month period, the acquisition of assets from us that have a total gross FMV equal to or more than 40% of the total gross FMV of all of our assets.

Effective Date, Termination and Amendment

If approved by our stockholders, the amendment and restatement of the Plan will become effective as of the date of such stockholder approval and will terminate when determined by the Board provided that no incentive stock option may be granted after the tenth anniversary of the effective date of the amendment and restatement of the Plan. The Board may amend or terminate the Plan at any time, subject to stockholder approval if (i) required by applicable law, rule or regulation, including any NASDAQ rule, or (ii) such amendment seeks to modify the Plan’s prohibitions on the repricing or discounting of options and SARs. No amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder. Awards issued under the Plan prior to its amendment and restatement will be governed by the terms of the Plan as in effect at the time of the award and the applicable award agreement.

Performance Periods and Minimum Restriction and Vesting Periods

Awards granted under the Plan will be subject to a performance period as designated by the Plan Committee or a one-year restriction or vesting period, as applicable.

Types of Awards

Stock Options and SARs

The Plan provides for the grant of non-qualified stock options, incentive stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

Each option will be exercisable no earlier than one year after its date of grant and will not be exercisable more than 10 years after its date of grant, unless the option is an incentive stock option and the optionee owns at the time of grant greater than 10% of the voting power of all shares of our capital stock (a “ten percent holder”), in which case the option will be exercisable for no more than five years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction and subject to the adjustment provisions included in the Plan, the exercise price of an option will not be less than 100% of the FMV of a share of our common stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the option exercise price will be the price required by the IRC, currently 110% of FMV.

Each SAR will be exercisable no earlier than one year after its date of grant and will not be exercisable more than 10 years after its date of grant. Subject to the adjustment provisions included in the Plan, the base price of a SAR will not be less than 100% of the FMV of a share of common stock on the date of grant, provided that the base price of a SAR granted in tandem with or by reference to an option (a “tandem SAR”) will be the exercise price of the related option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of common stock (which may be restricted stock) or, to the extent provided in the applicable agreement, cash or a combination thereof, with a value equal to the difference between the FMV of our common stock on the exercise date and the base price of the SAR.

Additional terms relating to the exercise, cancellation or other disposition of options and SARs following the termination of employment or service of a participant, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

The Plan Committee may not, without the approval of our stockholders, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price, or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the FMV of a share of common stock on the date of such cancellation, in each case other than in connection with a corporate transaction, including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

Stock Awards

The Plan provides for the grant of Stock Awards. The Plan Committee may grant a Stock Award either as a restricted stock award or an RSU award. Except as otherwise determined by the Plan Committee, Stock Awards will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment or service of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock awarded will have rights as a stockholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock; provided, however, that (i) distributions other than regular cash dividends, and (ii) regular cash dividends with respect to shares of common stock that are subject to performance-based vesting conditions, in each case, will be deposited by us and will be subject to the same restrictions as the restricted stock.

The agreement awarding RSUs will specify (i) whether such award may be settled in shares of common stock, cash or a combination thereof, and (ii) whether the holder will be entitled to receive on a current or deferred basis, dividend equivalents with respect to such award. Any dividend equivalents with respect to RSUs that are subject to performance-based vesting conditions will be subject to the same restrictions as such RSUs. Prior to settlement of an RSU in shares of common stock, the holder of an RSU will have no rights as a stockholder of the Company.

Additional terms relating to the satisfaction of performance measures and the termination of a restriction period, or the forfeiture and cancellation of a Stock Award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Performance Awards

The Plan also provides for the grant of performance awards. Performance awards may be granted in the form of annual incentive awards or long-term incentive awards. The agreement relating to a performance award will specify whether such award may be settled in shares of common stock (including shares of restricted stock), cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period. Any dividend or dividend equivalents with respect to a performance award that is subject to performance-based vesting conditions will be subject to the same restrictions as such performance award. Prior to the settlement of a performance award in shares of common stock, the holder of such award will have no rights as a stockholder of the Company with respect to such shares. Additional terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon a termination of employment or service, whether by reason of disability, retirement, death or any other reason, will be determined by the Plan Committee.

Performance Measures

Under the Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant.

The performance goals established for the performance period may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures.

Clawback of Awards

Any award, amount or benefit received under the Plan is subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or applicable law.

Federal Income Tax Consequences

The following is a brief summary of certain U.S. federal income tax consequences generally arising with respect to awards under the Plan. This discussion does not address all aspects of the U.S. federal income tax consequences of participating in the Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-U.S. tax consequences of participating in the Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the U.S. federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-U.S. tax laws before taking any actions with respect to any awards.

Stock Options

A participant will not recognize taxable income at the time an option is granted and we will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the FMV of the shares purchased over their exercise price, and we will be entitled to a corresponding deduction. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for at least two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and we will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of (1) the amount realized upon that disposition, and (2) the excess of the FMV of those shares on the date of exercise over the exercise price, and we generally will be entitled to a corresponding deduction.

SARs

A participant will not recognize taxable income at the time SARs are granted and we will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of cash paid by us. This amount generally is deductible by us as compensation expense.

Stock Awards

A participant will not recognize taxable income at the time restricted stock is granted and we will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the FMV for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the FMV of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions is deductible by us as compensation expense. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction.

A participant will not recognize taxable income at the time an RSU is granted and we will not be entitled to a tax deduction at that time. Upon settlement of RSUs, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of any cash paid by us. The amount of ordinary income recognized is deductible by us as compensation expense.

Performance Awards

A participant will not recognize taxable income at the time performance awards are granted and we will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the FMV of any shares delivered and the amount of cash paid by us. This amount is deductible by us as compensation expense.

VOTE REQUIRED

The Board recommends that you vote “FOR” the approval of the Amended and Restated Broadwind Energy, Inc. 2015 Equity Incentive Plan.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

 (Proposal No. 5)

Representatives of our independent registered public accounting firm are expected to be present at the Annual Meeting. Such representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

 RSM US LLP (“RSM”), our independent registered public accounting firm provides services in connection with the audit of our financial statements, assistance with our Annual Report submitted to the SEC on Form 10-K and filed with the SEC, and consultation on matters relating to accounting and financial reporting.

Audit Fees

The following table sets forth the approximate fees billed by RSM for 2017 and 2018:

	2017	2018
Audit Fees	$410,730	$427,500
Audit Related Fees	$85,500	$45,800
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$496,230	$473,300

Audit Fees consist of fees billed for the audit of our year-end financial statements, attendance at Audit Committee meetings and our annual stockholder meetings, review of financial statements included in our Quarterly Reports and our Current Reports, as well as review of correspondence with the SEC and Sarbanes Oxley Section 404 advisory services.

Audit Related Fees consist of fees billed for the due diligence in connection with merger and acquisition and attest services related to common stock offering.

The Audit Committee has considered whether provision of the above audit related services is compatible with maintaining the registered public accounting firm’s independence and has determined that such services are compatible with maintaining the registered public accounting firm’s independence.

Pre-Approval of Audit Fees

Pursuant to its charter, the Audit Committee is responsible for pre-approving all audit and permitted non-audit services to be performed for us by our independent auditors. When assessing requests for pre-approval, the Audit Committee will consider whether the provision of such services is consistent with maintaining the independent auditors’ independence. The Audit Committee pre-approved all audit and permitted non-audit services performed for us in 2017 and 2018.

BOARD RECOMMENDATION

The Board recommends that you vote “FOR” the ratification of the appointment of RSM as the independent registered public accounting firm for the Company for 2019.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of our common stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Executive officers, directors and greater than 10 percent stockholders (“Insiders”) are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based on a review of copies of these reports and amendments provided to us and written representations from executive officers and directors, we believe that, during 2018 and during the subsequent period through the date of this Proxy Statement, Insiders have complied with all applicable Section 16(a) reporting requirements.

Multiple Stockholders Sharing the Same Address—“Householding”

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

At this time, one or more brokers with accountholders who are Company stockholders will be householding our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholder. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. You may direct your written request for a copy of the Proxy Statement to Broadwind Energy, Inc., Attn: Corporate Secretary, 3240 South Central Avenue, Cicero, IL 60804, or you may request a copy by telephone at 708-780-4800. If your broker is not currently householding (i.e., you received multiple copies of our Proxy Statement), and you would like to request delivery of a single copy, you should contact your broker.

Stockholder Proposals

Any appropriate proposal submitted by a Company stockholder and intended to be included in our Proxy Statement for the 2020 Annual Meeting must be received by us at our principal executive offices no later than November 12, 2019. Any such proposal must comply with the proxy rules of the SEC and our Bylaws and be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Also, a stockholder proposal intended to be presented at the 2020 Annual Meeting of Stockholders but not included in our Proxy Statement and proxy must be received by us no earlier than December 25, 2019 and no later than January 24, 2020, provided, however, that in the event that the 2020 Annual Meeting is called for a date that is not within 30 days before or after the anniversary date of the 2019 Annual Meeting, such proposal must be received by us no later than the 10th day following the day on which the notice of the date of the 2020 Annual Meeting was mailed or public disclosure of the date of the 2020 Annual Meeting was made, whichever first occurs. The persons named as proxies in our proxy for the 2020 Annual Meeting will have discretionary authority to vote the shares represented by such proxies on any such stockholder proposals, if presented at the 2020 Annual Meeting, without including information about the proposal in our materials. To be properly brought before an annual meeting, our Bylaws require that any such proposal state:

•	a brief description of the business to be brought before the Annual Meeting;

•	the name and record address of the stockholder or beneficial owner;

•	the class and number of shares of our capital stock owned by the stockholder or beneficial owner;

•

whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of, or any other agreement, arrangement or understanding (including any short position or any borrowing or lending of shares) has been made, the effect or intent of which is to mitigate loss to or manage risk or benefit of share price changes for, or to increase or decrease the voting power of, such stockholder or beneficial owner with respect to any shares of our stock (which information shall be updated by such stockholder or beneficial owner as of the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting no later than 10 days after such record date, and in any event, not later than one business day prior to the date of the Annual Meeting);

•	a description of any interest such stockholder or beneficial owner may have in the business to be brought before the Annual Meeting; and

•	a representation that such stockholder or beneficial owner intends to appear in person or by proxy at the Annual Meeting.

Any such proposal should be sent to our Corporate Secretary at the address on the cover of this Proxy Statement.

Dated: March 11, 2019

Cicero, Illinois

Exhibit A

SECOND AMENDMENT TO SECTION 382 RIGHTS AGREEMENT

THIS SECOND AMENDMENT TO SECTION 382 RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of February 7, 2019, by and between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Equiniti Trust Company , formerly Wells Fargo, National Association, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of February 12, 2013, which was subsequently amended pursuant to a First Amendment to Section 382 Rights Agreement dated as of February 5, 2016 (as amended, the “Agreement”);

WHEREAS,  Section 27 of the Agreement provides, among other things, that, prior to the Stock Acquisition Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Stock Acquisition Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Amendment:

1. Section 7 of the Agreement is hereby amended as follows:

(a)Clause (a)(i) shall be removed and replaced with the following:

(i) the Close of Business on February 22, 2022 (the “Final Expiration Date”),

(b)Clause (a)(vi) shall be removed and replaced with the following:

(vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2019 Annual Meeting of Stockholders certifies that the vote on the amendment to this Agreement dated as of February 7, 2019 at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of such amendment has not been received (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(c)Clause (b) shall be removed and replaced with the following:

The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $4.25, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

2.Exhibit B to the Agreement is hereby amended as follows:

(a)    The reference to “FEBRUARY 22, 2019” on page B-1 shall be removed and replaced with “FEBRUARY 22, 2022.”

3.Exhibit C to the Agreement is hereby amended as follows:

(a)The second sentence of Exhibit C shall be removed and replaced with the following:

Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $4.25 per right, subject to adjustment.

(b)    The first bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

•the close of business on February 22, 2022;

(c)    The last bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

•the close of business on the first business day following the date on which the Inspector of Election for Broadwind’s 2019 Annual Meeting of Stockholders certifies that the vote on the amendment, dated as of February 7, 2019, to the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

(d)The thirteenth paragraph of Exhibit C shall be removed and replaced with the following:

For example, at an exercise price of $4.25 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $8.50 worth of common stock (or other consideration, as noted above) for $4.25. Assuming that the common stock had a per share value of $2.125 at that time, the holder of each valid right would be entitled to purchase four shares of common stock for $4.25.

4. This Amendment is effective as of the date first set forth above.

5.    Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

6.This Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

7.Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Attest:	BROADWIND ENERGY, INC.

By: /s/ Jason L. Bonfigt	By: /s/ Stephanie K. Kushner
Jason L. Bonfigt	Stephanie K. Kushner
Vice President & Chief Financial Officer	President & Chief Executive Officer

Attest:	EQUINITI TRUST COMPANY

By: /s/ Matthew D. Paseka	By: /s/ Susan J. Roeder
Name: Matthew D. Paseka	Name: Susan J. Roeder
Title: Vice President	Title: Assistant Secretary

Exhibit B

FIRST AMENDMENT TO SECTION 382 RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO SECTION 382 RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of February 5, 2016, by and between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Wells Fargo, National Association, as rights agent (the “Rights Agent”).

WHEREAS, the Company and the Rights Agent entered into a Section 382 Rights Agreement dated as of February 12, 2013 (the “Agreement”);

WHEREAS,  Section 27 of the Agreement provides, among other things, that, prior to the Stock Acquisition Date (as defined in the Agreement) the Company and the Rights Agent may from time to time supplement or amend the Agreement in any respect without the approval of any holders of Rights (as defined in the Agreement);

WHEREAS, no Stock Acquisition Date has occurred on or prior to the date hereof;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined it is in the best interests of the Company and its stockholders to amend the Agreement as set forth herein; and

WHEREAS, the Board has authorized and approved this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees to amend the Agreement as follows and directs the Rights Agent to execute this Amendment:

1.	Section 7 of the Agreement is hereby amended as follows:

(a)Clause (a)(i) shall be removed and replaced with the following:

(i) the Close of Business on February 22, 2019 (the “Final Expiration Date”),

(b)Clause (a)(vi) shall be removed and replaced with the following:

(vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2016 Annual Meeting of Stockholders certifies that the vote on the amendment to this Agreement dated as of February 5, 2016 at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of such amendment has not been received (the earliest of (i), (ii), (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(c)Clause (b) shall be removed and replaced with the following:

The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $9.81, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

2.Exhibit B to the Agreement is hereby amended as follows:

(a)The reference to “FEBRUARY 22, 2016” on page B-1 shall be removed and replaced with “FEBRUARY 22, 2019.”

(b)The first sentence on page B-2 shall be removed and replaced with the following:

This certifies that _______________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Section 382 Rights Agreement, dated as of February 12, 2013 (as amended from time to time, the “Rights Agreement”), between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Wells  Fargo, National Association (the “Rights Agent”), to purchase from the Company at any time prior to the Expiration Date (as defined in the Rights Agreement) at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Stock”), of the Company, at a purchase price of $_____ per one one-thousandth of a share (the “Purchase Price”), upon presentation and surrender of this Rights Certificate with the Form of Election to Purchase and related Certificate duly executed.

3.	Exhibit C to the Agreement is hereby amended as follows:

(a)The second sentence of Exhibit C shall be removed and replaced with the following:

Each right entitles its holder, under the circumstances described below, to purchase from us one one-thousandth of a share of our Series A Junior Participating Preferred Stock at an exercise price of $9.81 per right, subject to adjustment.

(b)The first bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

• the close of business on February 22, 2019;

(c)    The last bullet point in the eleventh paragraph of Exhibit C shall be removed and replaced with the following:

• the close of business on the first business day following the date on which the Inspector of Election for Broadwind’s 2016 Annual Meeting of Stockholders certifies that the vote on the amendment, dated as of February 5, 2016, to the Section 382 Rights Agreement at such meeting reflects that stockholder approval has not been received.

(d)The thirteenth paragraph of Exhibit C shall be removed and replaced with the following:

For example, at an exercise price of $9.81 per right, each right not owned by an acquiring person (or by certain related parties) following a flip-in event would entitle its holder to purchase $19.62 worth of common stock (or other consideration, as noted above) for $9.81. Assuming that the common stock had a per share value of $2.45 at that time, the holder of each valid right would be entitled to purchase eight shares of common stock for $9.81.

4. This Amendment is effective as of the date first set forth above.

5. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

6.This Amendment may be executed in any number of counterparts; each such counterpart shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same instrument.  A signature to this Amendment executed and/or transmitted electronically shall have the same authority, effect and enforceability as an original signature.

7.Except as modified hereby, the Agreement is reaffirmed in all respects, and all references therein to “the Agreement” shall mean the Agreement, as modified hereby.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Attest:			BROADWIND ENERGY, INC.

By:	/s/ David W. Fell		By:	/s/ Stephanie K. Kushner
	David W. Fell			Stephanie K. Kushner
	Secretary			Interim President & Chief Executive Officer

Attest:			WELLS FARGO, NATIONAL ASSOCIATION

By:	/s/ Martin J. Knapp		By:	/s/ Andrea Severson
	Name:	Martin J. Knapp		Name:	Andrea Severson
	Title:	Vice President		Title:	AVP – Client Services

Exhibit C

SECTION 382 RIGHTS AGREEMENT

This SECTION 382 RIGHTS AGREEMENT, dated as of February 12, 2013 (this “Agreement”), by and between Broadwind Energy, Inc., a Delaware corporation (the “Company”), and Wells Fargo Bank, National Association (the “Rights Agent”).

W I T N E S S E T H:

WHEREAS, the Company has generated net operating losses for United States federal income tax purposes (“NOLs”) and certain other tax benefits, such NOLs and certain other tax benefits may potentially provide valuable tax benefits to the Company, the Company desires to avoid an “ownership change” within the meaning of Section 382 (as defined below) and thereby preserve the ability to utilize fully such NOLs and certain other tax benefits; and

WHEREAS, on February 12, 2013 (the “Rights Dividend Declaration Date”), the board of directors of the Company (the “Board of Directors”) authorized and declared a dividend distribution of one Right (as hereinafter defined) for each share of Common Stock (as hereinafter defined) outstanding at the Close of Business (as hereinafter defined) on February 22, 2013 (the “Record Date”), each Right initially representing the right to purchase one one-thousandth of a share of Series A Junior Participating Preferred Stock of the Company having the rights, powers and preferences set forth in the form of the Certificate of Designation attached hereto as Exhibit A, upon the terms and subject to the conditions hereinafter set forth (the “Rights”), and has further authorized the issuance of one Right (as such number may hereinafter be adjusted pursuant to the provisions of Section 11(p)) for each share of Common Stock that shall become outstanding between the Record Date (whether originally issued or delivered from the Company’s treasury) and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined) or, in certain circumstances provided in Section 22, after the Distribution Date;

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Certain Definitions.  For purposes of this Agreement, the following terms have the meanings indicated:

 “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is or becomes the Beneficial Owner of 4.9% or more of the shares of Common Stock (which shall include any other interest that would be treated as “stock” of the Company for purposes of Section 382) then outstanding, but shall not include (i) the Company, (ii) any Subsidiary of the Company, (iii) any employee benefit plan of the Company or of any Subsidiary of the Company, (iv) any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan, (v) any Grandfathered Person, or (vi) any Exempted Person; unless and until such time as such Person (together with all Affiliates and Associates of such Person) acquires the Beneficial Ownership of any additional Common Stock.  Notwithstanding the foregoing, no Person shall become an “Acquiring Person” as the result of an acquisition of shares of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 4.9% or more of the shares of Common Stock then outstanding; provided,  however, that if a Person, other than those Persons excepted in clauses (i), (ii), (iii), (iv), (v) or (vi) of the preceding sentence shall become the Beneficial Owner of 4.9% or more of the shares of Common Stock then outstanding by reason of purchases of Common Stock by the Company and shall, after such purchases by the Company, become the Beneficial Owner of any additional shares of Common Stock (other than pursuant to a dividend or distribution paid or made by the Company on the outstanding Common Stock or pursuant to a split or subdivision of the outstanding Common Stock), then such Person shall be deemed to be an “Acquiring Person.”  In addition, the Board of Directors may, in its sole discretion, determine that any Exempted Person shall no longer be deemed to be an “Exempted Person” for any purposes of this Agreement at which time such Person shall be deemed to be an Acquiring Person.  Notwithstanding the foregoing, if the Board of Directors determines in good faith that a Person who would otherwise be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph) has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an “Acquiring Person” (as defined pursuant to the foregoing provisions of this paragraph), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

 “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii).

“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement and shall also include, with respect to any Person, any other Person whose Common Stock (or other interest that would be treated as “stock” of the Company for purposes of Section 382) would be deemed constructively owned by such first Person for purposes of Section 382, would be deemed owned by a single “entity” as defined in Treasury Regulation § 1.382-3(a)(1) in which both such Persons are included, or otherwise would be deemed aggregated with Common Stock owned by such first Person pursuant to the provisions of Section 382 and the Treasury Regulations thereunder.

“Agreement” has the meaning set forth in the preamble.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “beneficially own,” any securities that such Person directly owns, that such Person is deemed to constructively own under Section 382 and the Treasury Regulations thereunder (including pursuant to the “option” rules of Treasury Regulation Section 1.382-4), that such Person would be deemed to own together with any other Persons as a single “entity” under Treasury Regulation Section 1.382-3(a)(l), or that otherwise would be aggregated with securities owned by such Person pursuant to Section 382 and the Treasury Regulations thereunder; provided,  however, that (x) nothing in this definition shall cause a Person engaged in business as an underwriter of securities to be the “Beneficial Owner” of, or to “beneficially own,” any securities acquired through such Person’s participation in good faith in a firm commitment underwriting until the expiration of forty (40) days after the date of such acquisition and (y) no officer or director of the Company shall be deemed to beneficially own any securities of any other Person solely by virtue of any actions that such officer or director takes in such capacity.

“Board of Directors” shall have the meaning set forth in the recitals of this Agreement.

“Business Day” shall mean any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Illinois are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 P.M., Chicago, Illinois time, on such date, provided,  however, that if such date is not a Business Day it shall mean 5:00 P.M., Chicago, Illinois time, on the next succeeding Business Day.

“Code” means the Internal Revenue Code of 1986, as amended, or any successor statute.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company or any capital stock or other equity interest into which such common stock may be reclassified or exchanged.

“Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii).

“Company” has the meaning set forth in the preamble to this Agreement.

“Current Market Price” shall have the meaning set forth in Section 11(d)(i).

“Current Value” shall have the meaning set forth in Section 11(a)(iii).

“Distribution Date” shall have the meaning set forth in Section 3(a).

“Equivalent Preferred Stock” shall have the meaning set forth in Section 11(b).

“Exchange Act” shall mean the Securities and Exchange Act of 1934, as amended.

“Exchange Ratio” shall have the meaning set forth in Section 24(a).

“Exempted Person” shall mean any Person who or which would otherwise be an Acquiring Person but whose Beneficial Ownership (together with all Affiliates and Associates of such Person) of 4.9% or more of the Common Stock would not, as determined by the Board of Directors in its sole discretion, jeopardize, endanger or limit (in timing or amount) the availability to the Company of its Tax Benefits, at any time prior to the time at which the Company’s right of redemption expires pursuant to Section 23(a); provided, however, that such a Person will cease to be an “Exempted Person” and will become an “Acquiring Person” if the Board of Directors subsequently makes a contrary determination.

“Exempted Transaction” shall mean any transaction that the Board of Directors determines, in its sole discretion, is an “Exempted Transaction,” which determination shall be irrevocable.

“Expiration Date” shall have the meaning set forth in Section 7(a).

“Final Expiration Date” shall have the meaning set forth in Section 7(a).

“Grandfathered Person” shall mean any Person who would otherwise be an Acquiring Person as of the date of this Agreement; provided, however, that such Person shall cease to be a “Grandfathered Person” at such time as the Beneficial Ownership of Common Stock of such Person increases without the Prior Written Approval of the Company, other than any increase pursuant to or as a result of (i) a reduction in the amount of Common Stock outstanding, (ii) any unilateral grant of any Common Stock by the Company, (iii) any issuance of Common Stock by the Company or any share dividend, share split or similar transaction effected by the Company in which all holders of Common Stock are treated equally or (v) any Exempted Transaction.

“OTCBB” shall have the meaning set forth in Section 11(d)(i).

“Person” shall mean any individual, firm, limited liability company, corporation, partnership, trust or other entity and shall include any successor (by merger or otherwise) of such entity.

“Preferred Stock” shall mean the Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Company having the rights and preferences set forth in the Form of Certificate of Designation attached to this Agreement as Exhibit A, and, to the extent that there is not a sufficient number of shares of Series A Junior Participating Preferred Stock authorized to permit the full exercise of the Rights, any other series of preferred stock, par value $0.001 per share, of the Company designated for such purpose containing terms substantially similar to the terms of the Series A Junior Participating Preferred Stock.

“Prior Written Approval of the Company” shall mean prior express written consent of the Company to the action in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the Board of Directors.

“Purchase Price” shall have the meaning set forth in Section 4(a).

“Record Date” shall have the meaning set forth in the recitals of this Agreement.

“Redemption Price” shall have the meaning set forth in Section 23(a).

“Rights” shall have the meaning set forth in the recitals of this Agreement.

“Rights Agent” shall have the meaning set forth in the preamble of this Agreement.

“Rights Certificates” shall have the meaning set forth in Section 3(a).

“Rights Dividend Declaration Date” shall have the meaning set forth in the recitals of this Agreement.

 “Section 11(a)(ii) Event” shall mean the event described in Section 11(a)(ii).

“Section 11(a)(ii) Trigger Date” shall have the meaning set forth in Section 11(a)(iii).

“Section 382” shall mean Section 382 of the Code or any successor or replacement provision.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Spread” shall have the meaning set forth in Section 11(a)(iii).

“Stock Acquisition Date” shall mean the first date of public announcement (which, for purposes of this definition, shall include, without limitation, a report filed pursuant to Section 13(d) under the Exchange Act) by the Company or an Acquiring Person indicating that an Acquiring Person has become such or such earlier date as a majority of the Board of Directors shall become aware of the existence of an Acquiring Person; provided that if a Person is determined to be an Exempted Person (and as a result such Person is not an Acquiring Person), then the Stock Acquisition Date that otherwise shall have occurred shall be deemed not to have occurred.

“Subsidiary” shall mean, with reference to any Person, any corporation or other entity of which an amount of voting securities sufficient to elect at least a majority of the directors of such corporation or other entity is beneficially owned, directly or indirectly, by such Person, or otherwise controlled by such Person.

“Substitution Period” shall have the meaning set forth in Section 11(a)(iii).

“Summary of Rights” shall have the meaning set forth in Section 3(b).

“Tax Benefits” shall mean NOLs, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, of the Company or any of its Subsidiaries and any other attribute the benefit of which is subject to possible limitation under Section 382 or Section 383 of the Code.

Trading Day” shall have the meaning set forth in Section 11(d)(i).

“Treasury Regulations” shall mean the final, temporary and proposed regulations promulgated by the United States Department of the Treasury under the Code as amended or superseded from time to time.

“Triggering Event” shall mean a Section 11(a)(ii) Event.

“Trust” shall have the meaning set forth in Section 24(a).

“Trust Agreement” shall have the meaning set forth in Section 24(a).

Appointment of Rights Agent.  The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions of this Agreement, and the Rights Agent hereby accepts such appointment.  The Company may from time to time appoint such co-Rights Agents as it may deem necessary or desirable.

Issue of Rights Certificates.

(a) Until the earlier of (i) the Close of Business on the tenth day after the Stock Acquisition Date (or, if the tenth day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, if upon consummation thereof, such Person would become an Acquiring Person (the earlier of (i) and (ii) being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for the Common Stock registered in the names of the holders of the Common Stock (or, in the case of uncertificated Common Stock by the book-entry account that evidences record ownership of such Common Stock) (which certificates or book-entries for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates (or book entries) and (y) the Rights will be transferable only in connection with the transfer of the underlying shares of Common Stock (including a transfer to the Company).  The Company must promptly notify the Rights Agent of a Distribution Date and request its transfer agent to give the Rights Agent a stockholder list together with all other relevant information.  As soon as practicable after the Rights Agent is notified of the Distribution Date and receives such information, the Rights Agent will send by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, one or more Rights certificates, in substantially the form of Exhibit B (the “Rights Certificates”), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein.  In the event that any adjustment in the number of Rights per share of Common Stock has been made pursuant to Section 11, at the time of distribution of the Rights Certificates, the Company shall make the necessary and appropriate rounding adjustments (in accordance with Section 14(a)) so that Rights Certificates representing only whole numbers of Rights are distributed and cash is paid in lieu of any fractional Rights.  As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

(b) The Company will make available, as promptly as practicable, a copy of a Summary of Rights, in substantially the form attached as Exhibit C (the “Summary of Rights”), to any holder of Rights who may so request from time to time prior to the Expiration Date. With respect to certificates for the Common Stock outstanding as of the Record Date, or which become outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof.  With respect to uncertificated Common Stock outstanding as of the

Record Date or which becomes outstanding subsequent to the Record Date, until the Distribution Date, the Rights will be evidenced by the book-entry account that evidences record ownership of such Common Stock in the name of the holders thereof.  Until the earlier of the Distribution Date or the Expiration Date, the surrender for transfer of any certificate representing shares of Common Stock (or, in the case of uncertificated shares of Common Stock, a transfer recorded in the book-entry accounts that evidence record ownership) in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with such shares of Common Stock.

(c) Rights shall be issued in respect of all shares of Common Stock which are issued (whether originally issued or from the Company’s treasury) after the Record Date but prior to the earlier of the Distribution Date or the Expiration Date or, in certain circumstances provided in Section 22, after the Distribution Date.  Certificates representing such shares of Common Stock shall also be deemed to be certificates for Rights, and shall bear a legend substantially in the following form:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in the Section 382 Rights Agreement between Broadwind Energy, Inc. (the “Company”) and Wells Fargo Bank, National Association (the “Rights Agent”) dated as of February 12, 2013, as the same may be amended from time to time (the “Rights Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company.  Under certain circumstances, as set forth in the Rights Agreement, such Rights (as defined in the Rights Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate.  The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor.  Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who or which is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

With respect to any book-entry shares of Common Stock, such legend shall be included in a notice to the record holder of such shares in accordance with applicable law.  Until the earlier of (i) the Distribution Date or (ii) the Expiration Date, the Rights associated with the Common Stock represented by certificates or by book-entries that evidence record ownership shall be evidenced by such certificates and book-entries alone and registered holders of Common Stock shall also be the registered holders of the associated Rights, and the transfer of any of such Common Stock represented by such certificates or book-entries shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificates and book-entries.  In the event the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such shares shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock that are no longer outstanding.  The omission of any legend described in this Section 3 shall not affect the status, validity or enforceability of any part of this Agreement or the rights of any holder of the Rights.

Form of Rights Certificates.

(a) The Rights Certificates (and the forms of election to purchase and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit B and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to usage.  Subject to the provisions of Section 11 and Section 22, the Rights Certificates, whenever distributed, shall be dated as of the Record Date or, in the case of Rights with respect to shares of Common Stock issued or becoming outstanding after the Record Date, the same date as the date of the stock certificate (or, with respect to uncertificated shares of Common Stock, dated the date of issuance of the shares indicated in the books of the registrar and transfer agent) evidencing such shares, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price set forth therein (such exercise price per one one-thousandth of a share, the “Purchase Price”), but the amount and type of securities purchasable upon the exercise of each Right and the Purchase Price thereof shall be subject to adjustment from time to time as provided in Section 11.

(b) Any Rights Certificate issued pursuant to Section 3(a), Section 11(a)(ii) or Section 22 that represents Rights beneficially owned by any Person known to be:  (i) an Acquiring Person or any Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom such Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect avoidance of Section 7(e), and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

The Rights represented by this Rights Certificate are or were beneficially owned by a Person who was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement).  Accordingly, this Rights Certificate and the Rights represented hereby may become null and void in the circumstances specified in Section 7(e) of such Agreement.

The absence of the foregoing legend on any Rights Certificate shall in no way affect any of the other provisions of this Agreement, including the provisions of Section 7(e).

Countersignature and Registration.

(a) The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company’s seal or a facsimile thereof which shall be attested by the

Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature.  The Rights Certificates shall be countersigned manually or by facsimile signature by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Company who shall have signed or attested any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed or attested such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed or attested on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign or attest such Rights Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

(b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office or offices designated as the appropriate place for surrender of Rights Certificates upon exercise or transfer, books for registration and transfer of the Rights Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights Certificates and the certificate number and the date of each of the Rights Certificates.

Transfer, Split Up, Combination and Exchange of Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.

(a) Subject to the provisions of Section 4(b), Section 7(e) and Section 14, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Rights Certificate or Certificates (other than Rights Certificates representing Rights that have become null and void pursuant to Section 7(e) or that have been exchanged pursuant to Section 24) may be transferred, split up, combined or exchanged for another Rights Certificate or Certificates, entitling the registered holder to purchase a like number of one one-thousandths of a share of Preferred Stock (or, following a Triggering Event, Common Stock, other securities, cash or other assets, as the case may be) as the Rights Certificate or Certificates surrendered then entitled such holder (or former holder in the case of a transfer) to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate or Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Certificates to be transferred, split up, combined or exchanged at the principal office or offices of the Rights Agent designated for such purpose.  Neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any such surrendered Rights Certificate until the registered holder shall have completed and signed the certificate contained in the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.  Thereupon the Rights Agent shall, subject to Section 4(b), Section 7(e), Section 14 and Section 24, countersign and deliver to the Person entitled thereto a Rights Certificate or Rights Certificates, as the case may be, as so requested.  The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights Certificates.

(b) Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Rights Certificate, and, in case of loss, theft or destruction, of indemnity or security satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Rights Certificates if mutilated, the Company will prepare, execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights Certificate so lost, stolen, destroyed or mutilated.

Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) Subject to Section 7(e), the registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein including the restrictions on exercisability set forth in Section 9(c), Section 11(a)(iii) and Section 23(a)) in whole or in part at any time after the Distribution Date upon surrender of the Rights Certificate, with the form of election to purchase and the certificate on the reverse side thereof duly executed, to the Rights Agent at the principal office or offices of the Rights Agent designated for such purpose, together with payment of the aggregate Purchase Price with respect to the total number of one one-thousandths of a share of Preferred Stock (or Common Stock, other securities, cash or other assets, as the case may be) as to which such surrendered Rights are then exercisable, at or prior to the earliest of (i) the Close of Business on February 22, 2016 (the “Final Expiration Date”), (ii) the time at which the Rights are redeemed as provided in Section 23, (iii) the time at which such Rights are exchanged pursuant to Section 24, (iv) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board of Directors determines that this Agreement is no longer necessary or desirable for the preservation of Tax Benefits, (v) the Close of Business on the first day of a taxable year of the Company to which the Board of Directors determines that no Tax Benefits may be carried forward, and (vi) the Close of Business on the first Business Day following the date on which the Inspector of Election for the Company’s 2013 Annual Meeting of Stockholders certifies that the vote on this Agreement at such meeting (with the required vote for such approval to be described in the Company’s proxy statement relating to such Annual Meeting) reflects that stockholder approval of the Agreement has not been received (the earliest of (i), (ii), and (iii), (iv), (v) and (vi) being herein referred to as the “Expiration Date”).

(b) The Purchase Price for each one one-thousandth of a share of Preferred Stock pursuant to the exercise of a Right shall initially be $14.00, and shall be subject to adjustment from time to time as provided in Section 11 and shall be payable in accordance with paragraph (c) below.

(c) Upon receipt of a Rights Certificate representing exercisable Rights, with the form of election to purchase and the certificate properly completed and duly executed, accompanied by payment, with respect to each Right so exercised, of the Purchase Price per one one-thousandth of a share of Preferred Stock (or other shares, securities, cash or other assets, as the case may be) to be purchased as set forth below and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights Certificate in accordance with Section 9(e), the Rights Agent shall, subject to Section 20(k), thereupon promptly (i) (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of one one-thousandths of a share of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company shall have elected to deposit the total number of shares of Preferred Stock issuable upon exercise of the Rights hereunder with a depositary agent, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) requisition from the Company the amount of cash, if any, to be paid in lieu of fractional shares in accordance with Section 14, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, and (iv) after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Rights Certificate.  The payment of the Purchase Price (as such amount may be reduced pursuant to Section 11(a)(iii)) shall be made in cash or by certified bank check or bank draft payable to the order of the Company.  In the event that the Company is obligated to issue other securities (including Common Stock) of the Company, pay cash and/or distribute other property pursuant to Section 11(a), the Company will make all arrangements necessary so that such other securities, cash and/or other property are available for distribution by the Rights Agent, if and when necessary to comply with the terms of this Agreement.  The Company reserves the right to require prior to the occurrence of a Triggering Event that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Preferred Stock would be issued.

(d) In case the registered holder of any Rights Certificate shall exercise less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to, or upon the order of, the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder, subject to the provisions of Section 14.

(e) Notwithstanding anything in this Agreement to the contrary, from and after the first occurrence of a Section 11(a) (ii) Event, any Rights beneficially owned by (i) an Acquiring Person or an Associate or Affiliate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee after the Acquiring Person becomes such, or (iii) a transferee of an Acquiring Person (or of any such Associate or Affiliate) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or any Affiliate or Associate thereof) to holders of equity interests in such Acquiring Person (or any Affiliate or Associate thereof) or to any Person with whom the Acquiring Person (or any Affiliate or Associate thereof) has any continuing agreement, arrangement or understanding, whether or not in writing, regarding the transferred Rights or (B) a transfer which the Board of Directors has determined is part of an agreement, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.  The Company shall notify the Rights Agent when this Section 7(e) applies and shall use all reasonable efforts to ensure that the provisions of this Section 7(e) and Section 4(b) are complied with, but neither the Company nor the Rights Agent shall have any liability to any holder of Rights Certificates or other Person as a result of the Company’s failure to make any determinations with respect to an Acquiring Person or any of its Affiliates, Associates or transferees hereunder.

(f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise, and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request.

Cancellation and Destruction of Rights Certificates.    All Rights Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof, except as expressly permitted by any of the provisions of this Agreement.  The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights Certificates purchased or acquired by the Company otherwise than upon the exercise thereof.  Subject to applicable law and regulation, the Rights Agent shall maintain (i) in a retrievable database electronic records of all cancelled or destroyed stock certificates which have been canceled or destroyed by the Rights Agent.  The Rights Agent shall maintain such electronic records or physical records for the time period required by applicable law and regulation.  Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records or physical records relating to rights certificates cancelled or destroyed by the Rights Agent.

Reservation and Availability of Capital Stock.

(a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock (and, following the occurrence of a Triggering Event, out of its authorized and unissued shares of Common Stock and/or other securities or out of its authorized and issued shares held in its treasury), the number of shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) that, as provided in this Agreement, including Section 11(a)(iii), will be sufficient to permit the exercise in full of all outstanding Rights.

(b) So long as the shares of Preferred Stock (and, following the occurrence of a Triggering Event, Common Stock and/or other securities) issuable and deliverable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares reserved for such issuance to be listed on such exchange, upon official notice of issuance upon such exercise.

(c) The Company shall use its best efforts to (i) prepare and file, as soon as practicable following the earliest date after the first occurrence of a Section 11(a)(ii) Event on which the consideration to be delivered by the Company upon exercise of the Rights has been determined in accordance with Section 11(a)(iii), a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Expiration Date.  The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercisability of the Rights.  The Company may temporarily suspend, for a period of time not to exceed ninety (90) days after the date set forth in clause (i) of the first sentence of this Section 9(c), the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.  In addition, if the Company shall determine that a registration statement is required following the Distribution Date, and a Section 11(a)(ii) Event has not occurred, the Company may temporarily suspend (and shall give the Rights Agent prompt notice thereof) the exercisability of Rights until such time as a registration statement has been declared effective.  Notwithstanding any provision of this Agreement to the contrary, the Rights shall not be exercisable in any jurisdiction if the requisite qualification or exemption in such jurisdiction shall not have been obtained, the exercise thereof shall not be permitted under applicable law or a registration statement shall not have been declared effective.

(d) The Company covenants and agrees that it will take all such actions as may be necessary to ensure that all one one-thousandths of a share of Preferred Stock (and, following the occurrence of a Triggering Event, shares of Common Stock and/or other securities) delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable.

(e) The Company further covenants and agrees that it will pay, when due and payable, any and all transfer taxes and governmental charges which may be payable in respect of the issuance or delivery of the Rights Certificates and of any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) upon the exercise of Rights.  The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights Certificates to a Person other than, or the issuance or delivery of a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in respect of a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid (any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

Preferred Stock Record Date.  Each Person in whose name any certificate for a number of one one-thousandths of a share of Preferred Stock (or Common Stock and/or other securities, as the case may be) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of such fractional shares of Preferred Stock (or Common Stock and/or other securities, as the case may be) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and all applicable transfer taxes) was made; provided,  however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares (fractional or otherwise) on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or Common Stock and/or other securities, as the case may be) transfer books of the Company are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares or other securities for which the Rights shall be exercisable, including the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

Adjustment of Purchase Price, Number and Kind of Shares or Number of Rights.  The Purchase Price, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Preferred Stock payable in shares of Preferred Stock, (B) subdivide the outstanding Preferred Stock, (C) combine the outstanding Preferred Stock into a smaller number of shares, or (D) issue any shares of its capital stock in a reclassification of the Preferred Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11(a) and Section 7(e), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of Preferred Stock or capital stock, as the case may be, issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of Preferred Stock or capital stock, as the case may be, which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.  If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii), the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

(ii)    Subject to Section 24, in the event any Person becomes an Acquiring Person, then each holder of a Right (except as provided below and in Section 7(e)) shall thereafter have the right to receive, upon exercise thereof at a price equal to the then current Purchase Price in accordance with the terms of this Agreement, in lieu of a number of one one-thousandths of a share of Preferred Stock, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to the first occurrence of a Section 11(a)(ii) Event and (y) dividing that product (which, following such first occurrence shall thereafter be referred to as the “Purchase Price” for each Right and for all purposes of this Agreement) by fifty percent (50%) of the Current Market Price (determined pursuant to Section 11(d)) per share of Common Stock on the date of such first occurrence (such number of shares, the “Adjustment Shares”).

(iii)    In the event that the number of shares of Common Stock which are authorized by the Company’s certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights, is not sufficient to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) of this Section 11(a), the Company shall:  (A) determine the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”), and (B) with respect to each Right, make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable Purchase Price, (1) cash, (2) a reduction in the Purchase Price, (3) Common Stock or other equity securities of the Company (including shares, or units of shares, of preferred stock, such as the Preferred Stock, which the Board of Directors has deemed to have substantially the same value or economic rights as shares of Common Stock (such shares or units of shares of preferred stock, “Common Stock Equivalents”)), (4) debt securities of the Company, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value (less the amount of any reduction in the Purchase Price), where such aggregate value has been determined by the Board of Directors based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors; provided,  however, if the Company shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the later of (x) the first occurrence of a Section 11(a)(ii) Event and (y) the date on which the Company’s right of redemption pursuant to Section 23(a) expires (the later of (x) and (y) being referred to herein as the “Section 11(a)(ii) Trigger Date”), then the Company shall be obligated to deliver, upon the surrender for exercise of a Right and without requiring payment of the Purchase Price, shares of Common Stock (to the extent available) and then, if necessary, cash, which shares and/or cash have an aggregate value equal to the Spread.  For purposes of the preceding sentence, the term “Spread” shall mean the excess of (i) the Current Value over (ii) the Purchase Price.  If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended to the extent necessary, but not more than ninety (90) days after the Section 11(a)(ii) Trigger Date, in order that the Company may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended, the “Substitution Period”).  To the extent the Company determines that action should be taken pursuant to the first and/or third sentences of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 7(e), that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek such stockholder approval for such authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect (with prompt notice of such announcements to the Rights Agent).  For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of Common Stock on the Section 11(a)(ii) Trigger Date and the value of any “Common Stock Equivalent” shall be deemed to equal the Current Market Price (as determined pursuant to Section 11(d)) per share of the Common Stock on such date.

(b) In case the Company shall fix a record date for the issuance of rights (other than the Rights), options or warrants to all holders of Preferred Stock entitling them to subscribe for or purchase (for a period expiring within forty-five (45) calendar days after such record date) Preferred Stock (or shares having the same rights, privileges and preferences as the shares of Preferred Stock (“Equivalent Preferred Stock”)) or securities convertible into Preferred Stock or Equivalent Preferred Stock at a price per share of Preferred Stock or per share of Equivalent Preferred Stock (or having a conversion price per share, if a security convertible into Preferred Stock or Equivalent Preferred Stock) less than the Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of shares of Preferred Stock which the aggregate offering price of the total number of shares of Preferred Stock and/or Equivalent Preferred Stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such Current Market Price, and the denominator of which shall be the number of shares of Preferred Stock outstanding on such record date, plus the number of additional shares of Preferred Stock and/or Equivalent Preferred Stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible).  In case such subscription price may be paid by delivery of consideration part or all of which may be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  Shares of Preferred Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed, and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Company shall fix a record date for a distribution to all holders of Preferred Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock on such record date, less the fair market value (as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to a share of Preferred Stock and the denominator of which shall be such Current Market Price (as determined pursuant to Section 11(d)) per share of Preferred Stock.  Such adjustments shall be made successively whenever such a record date is fixed, and in the event that such distribution is not so made, the Purchase Price shall be adjusted to be the Purchase Price which would have been in effect if such record date had not been fixed.

(d) (i) For the purpose of any computation hereunder, other than computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of common stock (or similar equity interest) of an issuer on any date shall be deemed to be the average of the daily closing prices per share of such common stock (or other security) for the thirty (30) consecutive Trading Days immediately prior to but not including such date, and for purposes of computations made pursuant to Section 11(a)(iii), the “Current Market Price” per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the ten (10) consecutive Trading Days immediately following but not including such date; provided,  however, that in the event that the Current Market Price per share of common stock (or other security) of an issuer is determined during a period following the announcement by the issuer of such common stock (or other security) of (A) a dividend or distribution on such common stock (or other security) payable in shares of such common stock (or other security) or securities convertible into shares of such common stock (or other security) (other than the Rights), or (B) any subdivision, combination or reclassification of such common stock (or other security), and the ex‑dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification shall not have occurred prior to the commencement of the requisite thirty (30) Trading Day or ten (10) Trading Day period, as set forth above, then, and in each such case, the “Current Market Price” shall be properly adjusted to take into account any trading during the period prior to such ex‑dividend date or record date.  The closing price per share of common stock (or other security) of an issuer for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ or, if such shares of common stock (or other security) are not listed or admitted to trading on the NASDAQ, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares of common stock (or other security) are listed or admitted to trading or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the OTC Bulletin Board service (the “OTCBB”) or such other quotation system then in use, or, if on any such date such shares of common stock (or other security) are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such common stock (or other security) selected by the Board of Directors.  If on any such date no market maker is making a market in such common stock (or other security), the fair value of such shares on such date as determined in good faith by the Board of Directors shall be used.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which shares of an issuer’s common stock (or other security) are listed or admitted to trading is open for the transaction of business or, if such shares of common stock (or other security) are not listed or admitted to trading on any national securities exchange, a Business Day.  If an issuer’s shares of common stock (or other security) are not publicly held or not so listed or traded, “Current Market Price” per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

(ii) For the purpose of any computation hereunder, the “Current Market Price” per share shall be determined in the same manner as set forth above for the Common Stock in of Preferred Stock clause (i) of this Section 11(d) (other than the last sentence thereof).  If the Current Market Price per share of Preferred Stock cannot be determined in the manner provided above, or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(d), the “Current Market Price” per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the Current Market Price per share of the Common Stock.  If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, “Current Market Price” per share of the Preferred Stock shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and the holders of the Rights.  For all purposes of this Agreement, the “Current Market Price” of one one-thousandth of a share of Preferred Stock shall be equal to the “Current Market Price” of one share of Preferred Stock divided by 1,000.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided,  however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of a share of Common Stock or one one-millionth of a share of Preferred Stock or one ten-thousandth of any other share or security, as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three (3) years from the date of the transaction which mandates such adjustment, or (ii) the Expiration Date.

(f) If as a result of an adjustment made pursuant to Section 11(a)(ii), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock other than Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right and the Purchase Price thereof shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Stock contained in Sections 11(a), (b), (c), (e), (g), (h), (i), (j), (k) and (m), and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Preferred Stock shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one-

thousandths of a share of Preferred Stock (calculated to the nearest one-millionth) obtained by (i) multiplying (x) the number of one one-thousandths of a share covered by a Right immediately prior to this adjustment, by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price, and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in lieu of any adjustment in the number of one one-thousandths of a share of Preferred Stock purchasable upon the exercise of a Right.  Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one-ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Company shall make a public announcement (with prompt notice thereof to the Rights Agent) of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 14, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or the number of one one-thousandths of a share of Preferred Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per one one-thousandth of a share and the number of one one-thousandths of a share which were expressed in the initial Rights Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then stated value, if any, of the number of one one-thousandths of a share of Preferred Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Preferred Stock at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuance to the holder of any Right exercised after such record date the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the number of one one-thousandths of a share of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment (and shall provide the Rights Agent prompt notice of such election); provided,  however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares (fractional or otherwise) or securities upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that the Board of Directors, in its good faith judgment, shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any shares of Preferred Stock at less than the Current Market Price, (iii) issuance wholly for cash of shares of Preferred Stock or securities which by their terms are convertible into or exchangeable for shares of Preferred Stock, (iv) stock dividends or (v) issuance of rights, options or warrants referred to in this Section 11, hereafter made by the Company to holders of its Preferred Stock shall not be taxable to such stockholders.

(n) The Company covenants and agrees that it shall not, at any time after the Distribution Date, (i) consolidate with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), (ii) merge with or into any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or (iii) sell or transfer (or permit any Subsidiary to sell or transfer), in one transaction, or a series of related transactions, assets, cash flow or earning power aggregating more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), if at the time of or immediately after such consolidation, merger, sale or transfer there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

(o) The Company covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23, Section 24 or Section 27, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

(p) In the event that the Company shall at any time after the Rights Dividend Declaration Date and prior to the Distribution Date (i) declare a dividend on the outstanding shares of Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding shares of Common Stock, or (iii) combine the outstanding shares of Common Stock into a smaller number of shares, the number of Rights associated with each share of Common Stock then outstanding, or issued or delivered thereafter but prior to the Distribution Date, shall be proportionately adjusted so that the number of Rights thereafter associated with each share of Common Stock following any such event shall equal the result obtained by multiplying the number of Rights associated with each share of Common Stock immediately prior to such event by a fraction the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to the occurrence of the event and the denominator of which shall be the total number of shares of Common Stock outstanding immediately following the occurrence of such event.

Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts and computations accounting for such adjustment, (b) promptly file with the Rights Agent, and with each transfer agent for the Preferred Stock and the Common Stock, a copy of such certificate, and (c) if a Distribution Date has occurred, mail a brief summary thereof to each holder of a Rights Certificate in accordance with Section 26.  The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

[Reserved].

Fractional Rights and Fractional Shares.

(a) The Company shall not be required to issue fractions of Rights, except prior to the Distribution Date as provided in Section 11, or to distribute Rights Certificates which evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market or, if the Rights are not listed or admitted to trading on the NASDAQ Stock Market, as reported to the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by OTCBB or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors.  If on any such date no such market maker is making a market in the Rights the fair value of the Rights on such date as determined in good faith by the Board of Directors shall be used.

(b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock).  Fractions of shares of Preferred Stock in integral multiples of one one‑thousandth of a share may, at the election of the Company, be evidenced by depositary receipts pursuant to an appropriate agreement between the Company and a depositary selected by it; provided,  however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares represented by such depositary receipts.  In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandth of a share of Preferred Stock.  For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(d)(ii)) for the Trading Day immediately prior to the date of such exercise.

(c) Following the occurrence of a Triggering Event, the Company shall not be required to issue fractions of shares of Common Stock or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock or other securities.  In lieu of fractional shares of Common Stock or other securities, the Company shall pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one share of Common Stock or other securities.  For purposes of this Section 14(c), the current market value of one share of Common Stock or other security shall be the closing price of one share of Common Stock or such other security, as applicable, (as determined pursuant to Section 11(d)(i)) for the Trading Day immediately prior to the date of such exercise.

(d) The holder of a Right by the acceptance of the Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right, except as permitted by this Section 14.

(e) Whenever a payment for fractional Rights or fractional shares is to be made by the Rights Agent, the Company shall (i) promptly prepare and deliver to the Rights Agent a certificate setting forth in reasonable detail the facts related to such payment and the prices and/or formulas utilized in calculating such payments, and (ii) provide sufficient monies to the Rights Agent in the form of fully collected funds to make such payments.

Rights of Action.  All rights of action in respect of this Agreement, other than rights of action vested in the Rights Agent pursuant to the terms of this Agreement, are vested in the respective registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.

Agreement of Rights Holders.  Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

(b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office or offices of the Rights Agent designated for such purposes, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates fully executed;

(c) subject to Section 6(a) and Section 7(f), the Company and the Rights Agent may deem and treat the person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificates, if any, made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent, subject to the last sentence of Section 7(e), shall be required to be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree, judgment or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided,  however, the Company must use commercially reasonable efforts to have any such order, decree, judgment or ruling lifted or otherwise overturned as soon as possible.

Rights Certificate Holder Not Deemed a Stockholder.  No holder, as such, of any Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose to be the holder of the number of one one-thousandths of a share of Preferred Stock or any other securities of the Company which may at any time be issuable upon the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Rights Certificate shall have been exercised in accordance with the provisions hereof.

Concerning the Rights Agent.

(a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the preparation, negotiation, execution, delivery and amendment of this Agreement and the exercise and performance of its duties hereunder.  The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, damage, judgment, fine, penalty, claim, demand, settlement, cost or expense incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent for any action taken, suffered or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the reasonable costs and expenses of defending against any claim of liability.

(b) The Rights Agent shall be authorized and protected and shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in connection with its acceptance and administration of this Agreement in reliance upon any Rights Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons, or otherwise upon the advice of counsel as set forth in Section 20.

Merger or Consolidation or Change of Name of Rights Agent.

(a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided,  however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 21.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of a predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at the time any of the Rights Certificates shall not have been countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

(b) In case at any time the name of the Rights Agent shall be changed, and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned; and in case, at that time, any of the Rights Certificates shall not have been countersigned, the Rights Agent may countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

Duties of Rights Agent.  The Rights Agent undertakes only the duties and obligations expressly imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

(a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person and the determination of “Current Market Price”) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any of the Chairman of the Board, the President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization and protection to the Rights Agent, and the Rights Agent shall incur no liability for or in respect of any action taken, suffered or omitted to be taken by it in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates or be required to verify the same (except as to its countersignature on such Rights Certificates), but all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or Section 24 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or Preferred Stock to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or Preferred Stock will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary or Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall incur no liability for or in respect of any action taken, suffered or omitted by it in good faith in accordance with instructions of any such officer.

(h) The Rights Agent and any stockholder, director, Affiliate, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other Person.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct; provided,  however, that reasonable care was exercised in the selection and continued employment thereof.

(j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

(k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Company, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.  The Company may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock, by registered or certified mail, and to the holders of the Rights Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent.  If the Company shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by any registered holder of a Rights Certificate (who shall, with such notice, submit such holder’s Rights Certificate for inspection by the Company), then any registered holder of any Rights Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (i) a Person organized and doing business under the laws of the United States or of the State of Illinois or the State of New York (or of any other state of the United States so long as such Person is authorized to do business in the State of Illinois or the State of New York), in good standing, having an office or agency in the State of Illinois or the State of New York, which is authorized under such laws to exercise stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $100,000,000 or (ii) an Affiliate of such Person.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further reasonable assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and the Preferred Stock, and mail a notice thereof in writing to the registered holders of the Rights Certificates.  Failure to give any notice provided for in this Section 21 or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

Issuance of New Rights Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement.  In addition, in connection with the issuance or sale of shares of Common Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of share options or under any employee plan or arrangement, granted or awarded prior to the Distribution Date, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors, issue Rights Certificates representing an appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Rights Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificate would be issued, and (ii) no such Rights Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

Redemption and Termination.

(a) The Board of Directors may, at its option, at any time prior to the earlier of (i) the Close of Business on the tenth day following the Stock Acquisition Date (or, if the Stock Acquisition Date shall have occurred prior to the Record Date, the Close of Business on the tenth day following the Record Date), or (ii) the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, as such amount may be appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).  Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of a Section 11(a)(ii) Event until such time as the Company’s right of redemption hereunder has expired.  The Company may, at its option, pay the Redemption Price in cash, shares of Common Stock (based on the “Current Market Price”, as defined in Section 11(d)(i), of the Common Stock at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors.  The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

(b) Immediately upon the action of the Board of Directors ordering the redemption of the Rights pursuant to Section 23(a), evidence of which shall have been filed with the Rights Agent and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price for each Right so held.  Promptly after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at each holder’s last address as it appears upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

Exchange.

(a) The Board of Directors may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become null and void pursuant to the provisions of Section 7(e)) for shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan of the Company or of any  Subsidiary of the Company, or any Person organized, appointed or established by the Company for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%) or more of the Common Stock then outstanding.  Before effecting an exchange pursuant to this Section 24, the Board of Directors may direct the Company to enter into a Trust Agreement in such form and with such terms as the Board of Directors shall then approve (the “Trust Agreement”).  If the Board of Directors so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or some (as designated by the Board of Directors) of the shares of Common Stock (or other securities) issuable pursuant to the exchange, and all or some (as designated by the Board of Directors) holders of Rights entitled to receive shares pursuant to the exchange shall be entitled to receive such shares (and any dividends paid or distributions made thereon after the date on which such shares are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement.

(b) Immediately upon the action of the Board of Directors ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of any such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Company shall promptly give public notice (with prompt notice thereof to the Rights Agent) of any exchange; provided,  however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange will be effected pro rata based on the number of Rights (other than Rights which have become null and void pursuant to the provisions of Section 7(e)) held by each holder of Rights.  Prior to effecting an exchange and registering shares of Common Stock (or such other securities) in any Person’s name, including any nominee or transferee of a Person, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including, without limitation, the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void.  If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e).

(c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute shares of Preferred Stock (or Equivalent Preferred Stock, as such term is defined in paragraph (b) of Section 11) for shares of Common Stock exchangeable for Rights, at the initial rate of one one‑thousandth of a share of Preferred Stock (or Equivalent Preferred Stock) for each share of Common Stock, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of Common Stock shall have the same voting rights as one share of Common Stock.

(d) In the event that there shall not be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such actions as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

(e) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock.  In lieu of such fractional shares of Common Stock, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock.  For the purposes of this subsection (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(d)(i)) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

Notice of Certain Events.

(a) In case the Company shall propose, at any time after the Distribution Date, (i) to pay any dividend payable in stock of any class to the holders of Preferred Stock or to make any other distribution to the holders of Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or (iv) to effect any consolidation or merger into or with any other Person (other than a Subsidiary of the Company in a transaction which complies with Section 11(o)), or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one transaction or a series of related transactions, of more than fifty percent (50%) of the assets, cash flow or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person or Persons (other than the Company and/or any of its Subsidiaries in one or more transactions each of which complies with Section 11(o)), or (v) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to the Rights Agent and to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Preferred Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least twenty (20) days prior to the record date for determining holders of the shares of Preferred Stock for purposes of such action, and in the case of any such other action, at least twenty (20) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Preferred Stock, whichever shall be the earlier.

(b) In case a Section 11(a)(ii) Event shall occur, then, in any such case, (i) the Company shall as soon as practicable thereafter give to each holder of a Rights Certificate, to the extent feasible and in accordance with Section 26, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii), and (ii) all references in the preceding paragraph to Preferred Stock shall be deemed thereafter to refer to Common Stock and/or, if appropriate, other securities.

Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Rights Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) or by facsimile transmission as follows:

Broadwind Energy, Inc.

3240 South Central Avenue

Cicero, Illinois 60804

Attention: Corporate Secretary

Facsimile No.:  (708) 780-4801

Subject to the provisions of Section 21, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) or by facsimile transmission as follows:

Wells Fargo Shareowner Services

1110 Centre Pointe Curve, Suite 101

Mendota Heights, Minnesota 55120

Attention: Manager, Relationship Management

Facsimile No.:  (651) 450-4078

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate (or, if prior to the Distribution Date, to the holder of shares of Common Stock) shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

Supplements and Amendments.    The Company and the Rights Agent may from time to time supplement or amend this Agreement without the approval of any holders of Rights (a) prior to the Stock Acquisition Date, in any respect, and (b) on or after the Stock Acquisition Date, to make any changes that the Company may deem necessary or desirable (i) that shall not materially adversely affect the interests of the holders of Rights (other than the Acquiring Person, any Affiliate or Associate thereof or transferee of any Acquiring Person or any Affiliate or Associate thereof) or (ii)(A) in order to cure any ambiguity or (B) to correct or supplement any provision contained herein that may be inconsistent with any other provision herein or otherwise defective, including any change in order to satisfy any applicable law, rule or regulation.  Any supplement or amendment authorized by this Section 27 shall be evidenced by a writing signed by the Company and the Rights Agent.  The Rights Agent shall duly execute and deliver any supplement or amendment hereto requested by the Company in writing provided that the Company has delivered to the Rights Agent a certificate from an appropriate officer of the Company that states that the proposed supplement or amendment complies with the terms of this Agreement.  Notwithstanding anything in this Agreement to the contrary, the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, immunities or obligations under this Agreement.

Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

Determination and Actions by the Board of Directors, etc.    The Board of Directors, or a duly authorized committee thereof, shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or to the Company, or as may be necessary or advisable in the administration of this Agreement, including the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including, but not limited to, a determination to redeem or not redeem the Rights or to amend this Agreement).  All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors in good faith shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights and all other Persons, and (y) not subject the Board of Directors to any liability to the holders of the Rights.

Benefits of this Agreement.    Nothing in this Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of the Common Stock).

Severability.  If any term, provision, covenant or restriction of this Agreement or the Rights is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement and the Rights shall remain in full force and effect and shall in no way be affected, impaired or invalidated; provided,  however, that notwithstanding anything in this Agreement to the contrary, if any such term, provision, covenant or restriction is held by such court or authority to be invalid, void or unenforceable and the Board of Directors determines in its good faith judgment that severing the invalid language from this Agreement would adversely affect the purpose or effect of this Agreement, the right of redemption set forth in Section 23 shall be reinstated and shall not expire until the Close of Business on the tenth day following the date of such determination by the Board of Directors.

Governing Law; Submission to Jurisdiction.  This Agreement, each Right and each Rights Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts made and to be performed entirely within such State.  The Company and each holder of Rights hereby irrevocably submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware, or, if such court shall lack subject matter jurisdiction, the United States District Court for the District of Delaware, over any suit, action or proceeding arising out of or relating to this Agreement.  The Company and each holder of Rights acknowledge that the forum designated by this Section 32 has a reasonable relation to this Agreement and to such Persons’ relationship with one another.  The Company and each holder of Rights hereby waive, to the fullest extent permitted by applicable law, any objection which they now or hereafter have to personal jurisdiction or to the laying of venue of any such suit, action or proceeding brought in any court referred to in this Section 32.  The Company and each holder of Rights undertake not to commence any action subject to this Agreement in any forum other than the forum described in this Section 32. The Company and each holder of Rights agree that, to the fullest extent permitted by applicable law, a final and non-appealable judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such Persons.

Counterparts.    This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

Descriptive Headings; Interpretation.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.  The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”

* * * * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed all as of the day and year first above written.

Attest:			BROADWIND ENERGY, INC.

By:	/s/ DAVID W. FELL		By:	/s/ PETER C. DUPREY
	Name:	David W. Fell		Name:	Peter C. Duprey
	Title:	Assistant Secretary		Title:	President and Chief Executive Officer

Attest:			WELLS FARGO, NATIONAL ASSOCIATION

By:	/s/ JENNIFER LENO		By:	/s/ ERIK AMUNDSON
	Name:	Jennifer Leno		Name:	Erik Amundson
	Title:	Vice President		Title:	Officer

Exhibit D

AMENDED AND RESTATED

BROADWIND ENERGY, INC.

2015 EQUITY INCENTIVE PLAN

Broadwind Energy, Inc., a Delaware corporation (the “Company”), adopted the Broadwind Energy, Inc. 2015 Equity Incentive Plan (the “Plan”) at its Annual Meeting of Stockholders on April 23, 2015.  The Company now wishes to amend and completely restate the Plan.  This amendment and restatement of the Plan was approved by the Board of Directors of the Company on February 19, 2019 and is contingent upon approval of the stockholders of the Company at its 2019 Annual Meeting of Stockholders.

The Plan is hereby amended to read in its entirety as follows:

I.	INTRODUCTION

1.1Purposes.  The purposes of this Plan are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining officers, other employees, Non-Employee Directors and independent contractors and (iii) to motivate such persons to act in the long term best interests of the Company and its stockholders.

1.2 Certain Definitions.

“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.

“Board” shall mean the Board of Directors of the Company.

“Change in Control” shall mean the occurrence of a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company.  In determining whether an event shall be considered a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of the Company, the following provisions shall apply:

(a)A “change in the ownership” of the Company shall occur on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(v).  If a person or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of the Company, or to have effective control of the Company within the meaning of clause (b) of this definition, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the ownership” of the Company;

(b)A “change in the effective control” of the Company shall occur on either of the following dates:

(1)  The date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 40% or more of the total voting power of the stock of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vi).  If a person or group is considered to possess 40% or more of the total voting power of the stock of the Company, and such person or group acquires additional stock of the Company, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the effective control” of the Company; or

(2)    The date on which a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vi);

(c)A “change in the ownership of a substantial portion of the assets” of the Company shall occur on the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vii).  A transfer of assets shall not be treated as a “change in the ownership of a substantial portion of the assets” when such transfer is made to an entity that is controlled by the stockholders of the Company, as determined in accordance with Treasury regulation Section 1.409A-3(i)(5)(vii)(B).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Committee” shall mean the Committee designated by the Board, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Market or, if the Common Stock is not listed on the Nasdaq Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded.

“Common Stock” shall mean the common stock, par value $0.001 per share, of the Company, and all rights appurtenant thereto.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee in good faith and in accordance with Section 409A of the Code.

“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.

“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.

“Performance Award” shall mean a right to receive an amount of cash, shares of Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest in the shares of Common Stock subject to an award or the holder’s receipt of the shares of Common Stock or payment with respect to an award, as applicable.  The performance goals established for the Performance Period may consist of any objective or subjective corporate wide or subsidiary, division, operating unit or individual measures.  The Performance Measures shall be subject to such other special rules and conditions as the Committee may establish.

“Performance Option” shall mean an Incentive Stock Option or Nonqualified Stock Option, the grant of which or the exercisability of all or a portion of which is contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” shall mean the Broadwind Energy, Inc. 2012 Equity Incentive Plan and each other plan previously maintained by the Company under which equity awards remained outstanding as of April 23, 2015, the original effective date of this Plan.

“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.

“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.

“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.

“Restriction Period” shall mean any period of not less than twelve months designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award shall remain in effect.

“SAR” shall mean a stock appreciation right which may be a Free Standing SAR or a Tandem SAR.

“Stock Award” shall mean a Restricted Stock Award or a Restricted Stock Unit Award.

“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.

“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender or cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

“Tax Date” shall have the meaning set forth in Section 5.5.

“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).

1.3Administration.  This Plan shall be administered by the Committee.  Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options (which may include Performance Options), (ii) SARs in the form of Tandem SARs or Free Standing

SARs, (iii) Stock Awards in the form of Restricted Stock or Restricted Stock Units, and (iv) Performance Awards.  The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock, the number of SARs, the number of Restricted Stock Units, and the dollar value subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award.  Notwithstanding anything contained herein to the contrary, the Committee may approve an Agreement that, upon the termination of an award holder’s employment or service, provides that, or may, in its sole discretion, otherwise take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Stock or Restricted Stock Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding Restricted Stock, Restricted Stock Units or Performance Awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target, maximum or any other level.  The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities.  All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.

The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.

No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.

1.4Eligibility.  Participants in this Plan shall consist of such employees, officers, Non-Employee Directors, and independent contractors, and persons expected to become employees, officers, Non-Employee Directors, and independent contractors, of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time.  The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time.  Except as provided otherwise in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor.  The Company may determine, in its sole discretion, whether a participant is deemed to be employed during a leave of absence.

1.5Shares Available.  Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, 2,200,000 shares of Common Stock shall be available for all awards under this Plan, of which no more than 2,200,000 shares of Common Stock in the aggregate may be issued under this Plan in connection with Incentive Stock Options.  The number of shares of Common Stock available under this Plan shall be reduced by the sum of the aggregate number of shares of Common Stock under this Plan which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Stock Awards and delivered upon the settlement of Performance Awards.  As of April 23, 2015, the date of the original approval of this Plan by the stockholders of the Company, no further awards could be granted under any Prior Plan.

To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under this Plan or the Prior Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan shall not again be available under this Plan if such shares are (x) shares that were subject to a stock-settled SAR and were not issued or delivered upon the net settlement of such SAR, (y) shares delivered to or withheld by the Company to pay the exercise price or the withholding taxes related to an outstanding award and (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.  The number of shares that again become available pursuant to this paragraph shall be equal to the number of shares of Common Stock subject to any such option, Free-Standing SAR, Stock Award, or Performance Award as contemplated herein.

The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).

Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

The aggregate grant date fair value of shares of Common Stock that may be granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $200,000 ; provided, however, that (i) the limit set forth in this sentence shall be multiplied by two in the year in which a Non-Employee Director commences service on the Board and (ii) the limit set forth in this sentence shall not apply to awards made pursuant an election to receive the award in lieu of all or a portion of fees received for service on the Board or any committee thereunder.

II.	STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

2.1Stock Options.  The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee.  Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of

Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.

Options may be granted in addition to, or in lieu of, any other compensation payable to officers, other employees, Non-Employee Directors, and independent contractors, and in all cases shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)Number of Shares and Purchase Price.  The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the exercise price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

(b)Option Period and Exercisability.  The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be (i) exercisable prior to the one year anniversary of the date of grant or (ii) exercised later than 10 years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant.  The Committee may, in its discretion, determine that an option is to be granted as a Performance Option and may establish an applicable Performance Period and Performance Measures which shall be satisfied or met as a condition to the grant of such option or to the exercisability of all or a portion of such option.  The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)Method of Exercise.  An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request.  Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee.  No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2Stock Appreciation Rights.  The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee.  The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

(a)

Number of SARs and Base Price.  The number of SARs subject to an award shall be determined by the Committee.  Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted.  The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option.  The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR.

(b)Exercise Period and Exercisability.  The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no SAR shall be (i) exercisable prior to the one year anniversary of the date of grant or (ii) exercised later than 10 years after its grant date; and provided further, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option.  The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR.  The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time.  An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free Standing SAR, only with respect to a whole number of SARs.  If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d).  Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)Method of Exercise.  A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request.  A Free-

Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request.

2.3Termination of Employment or Service.  All of the terms relating to the exercise, cancellation or other disposition of an option or SAR upon a termination of employment or service with the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

2.4No Repricing.  Subject to Section 5.7, the Committee shall not without the approval of the stockholders of the Company, (i) reduce the exercise price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower exercise price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the exercise price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case other than in connection with a corporate transaction including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares.

III.	STOCK AWARDS

3.1Stock Awards.  The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee.  The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or a Restricted Stock Unit Award.

3.2Terms of Restricted Stock Awards.  Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)

Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.

(b)Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)Stock Issuance.  During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award.  All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part.  Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.

(d)Rights with Respect to Restricted Stock Awards.  Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution with respect to shares of Common Stock, other than a regular cash dividend, and (ii) a regular cash dividend with respect to shares of Common Stock that are subject to performance-based vesting conditions, in each case shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3Terms of Restricted Stock Unit Awards.  Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)Number of Shares and Other Terms.  The number of shares of Common Stock subject to a Restricted Stock Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.

(b)Vesting and Forfeiture.  The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c)Settlement of Vested Restricted Stock Unit Awards.  The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award.  Any dividend equivalents with respect to Restricted Stock Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Stock Units.  Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

3.4Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

IV.	PERFORMANCE AWARDS

4.1Performance Awards.  The Committee may, in its discretion, grant Performance Awards to such eligible persons as may be selected by the Committee.  Performance Awards may be granted in the form of annual incentive awards or long-term incentive awards.

4.2Terms of Performance Awards.  Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

(a)Value of Performance Awards and Performance Measures.  The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee.

(b)Vesting and Forfeiture.  The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.

(c)Settlement of Vested Performance Awards.  The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof.  If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d).  Any dividends or dividend equivalents with respect to a Performance Award that is subject to performance-based vesting conditions shall be subject to the same restrictions as such Performance Award.  Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.

4.3Termination of Employment or Service.  All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, shall be determined by the Committee and set forth in the applicable award Agreement.

V.	GENERAL

5.1Effective Date and Term of Plan.  This Plan originally became effective April 23, 2015 upon the approval of the stockholders of the Company at its 2015 Annual Meeting of Stockholders.  This amendment and restatement of the Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2019 Annual Meeting of Stockholders and, if so approved, shall become effective as of the date of the approval.  This amendment and restatement of the Plan does not amend the terms of any award made under the Plan as in effect prior to the effective date of this  amendment and restatement or terms of any award under a Prior Plan.  Awards issued under this Plan, prior to its amendment and restatement, shall be governed by the terms of the Plan as then in effect on the date of any such award.  This Plan shall remain in effect until terminated by the Board; provided that no Incentive Stock Option may be granted after the tenth anniversary of the date on which this amendment and restatement of the Plan was approved by the stockholders.

In the event that this amended and restated Plan is not approved by the stockholders of the Company, the Plan shall continue in full force and effect in accordance with its existing terms.

5.2Amendments.  The Board may amend or terminate this Plan as it shall deem advisable; provided, however, that no amendment to this Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the Nasdaq Stock Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the prohibitions on the repricing or discounting of options and SARs contained in Section 2.4; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.

5.3Agreement.  Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award.  No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company.  Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4Non-Transferability.  No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case without consideration.  Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person.  Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.

5.5Tax Withholding.  The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award.  An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award.  Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the maximum statutory withholding rate.  Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6Restrictions on Shares.  Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

5.7Adjustment.  In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share, the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award, including the number and class of securities subject thereto, the terms of each outstanding Performance Award, the maximum number of securities with respect to which options or SARs may be granted during any fiscal year of the Company to any one grantee, the maximum number of shares of Common Stock that may be awarded during any fiscal year of the Company to any one grantee pursuant to a Stock Award that is subject to Performance Measures or a Performance Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code.  In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) to prevent dilution or enlargement of rights of participants.  In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.  If any such adjustment would result in a fractional security being (a) available under this Plan, such fractional security shall be disregarded, or (b) subject to an award under this Plan, the Company shall pay the holder of such award, in connection with the first vesting, exercise or settlement of such award, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the vesting, exercise or settlement date over (B) the exercise or base price, if any, of such award.

5.8Change in Control.  If the Company shall be a party to Change in Control, the Board (as constituted prior to the Change in Control) may, in its discretion:

(a)require that (A) some or all outstanding options and SARs shall immediately become exercisable in full or in part, (B) the Restriction Period applicable to some or all outstanding Restricted Stock Awards and Restricted Stock Unit Awards shall lapse in full or in part, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;

(b)require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or

(c)require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment in an amount equal to (A) in the case of an option or an SAR, the number of shares of Common Stock then subject to the portion of such option or SAR surrendered, to the extent such option or SAR is then exercisable or becomes exercisable pursuant to this Plan or an award Agreement or another agreement, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the exercise price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered, to the extent the Restriction Period and Performance Period, if any, on such Stock Award or Performance Award have lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent that the Performance Measures, if any, have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered, to the extent the Performance Period applicable so such award has lapsed or will lapse pursuant to this Plan or an award Agreement or another agreement and to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to this Plan or an award Agreement or another agreement; (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.

5.9Deferrals.  The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards.  Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.

5.10No Right of Participation, Employment or Service.  Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan.  Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

5.11Rights as Stockholder.  No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.

5.12Designation of Beneficiary.  To the extent permitted by the Committee, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity.  To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company.  Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company.  The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse.  The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations.  If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.

5.13Governing Law.  This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.14Foreign Employees.  Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the U.S. on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operate or have employees.

5.15Clawback Policy.  Any award, amount or benefit received under this Plan shall be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy, as it may be amended from time to time (the “Policy”) or any applicable law.  A participant’s receipt of an award constitutes the participant’s acknowledgment of and consent to the Company’s application, implementation and enforcement of (i) the Policy or any similar policy established by the Company that may apply to the participant and (ii) any provision of applicable law relating to cancellation, rescission, payback or recoupment of compensation, as well as the participant’s express agreement that the Company may take such actions as are necessary to effectuate the Policy, any similar policy (as applicable to the participant) or applicable law without further consideration or action.

The Effective Date of this amended and restated Plan in accordance with Section  5.1 hereof is April 23, 2019.

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. BROADWIND ENERGY, INC. ATTN: CORPORATE SECRETARY 3240 SOUTH CENTRAL AVENUE CICERO, IL 60804 VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1a. Philip J. Christman For 0 0 0 0 0 0 For 0 Against 0 0 0 0 0 0 Against 0 Abstain 0 0 0 0 0 0 Abstain 0 For 0 Against 0 Abstain 0 1b. Terence P. Fox 4 To approve the adoption of the Amended and Restated Broadwind Energy, Inc. 2015 Equity Incentive Plan. 1c. Stephanie K. Kushner 0 0 0 1d. David P. Reiland 5To ratify the appointment of RSM US LLP as the Company's independent registered public accounting firm for 2019. 1e. Thomas A. Wagner 1f. Cary B. Wood NOTE: To consider and act upon such other matters as may properly come before the Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof. The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. 2To cast a non-binding advisory vote approving the compensation of the Company's named executive officers. 0 0 0 3To ratify the second amendment of our Rights Agreement. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000399804_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com BROADWIND ENERGY, INC. Annual Meeting of Stockholders April 23, 2019 8:00 AM CENTRAL DLT This proxy is solicited by the Board of Directors The undersigned hereby appoints Stephanie K. Kushner as proxy and attorney-in-fact with full power of subsitution and hereby authorizes her to represent and vote, as provided on the other side of this proxy card, all the shares of Broadwind Energy, Inc. Common Stock which the undersigned is entitled to vote and, in her discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company or any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting. THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2, 3, 4 AND 5, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING. Continued and to be signed on reverse side 0000399804_2 R1.0.1.18